                                          1933 Act File No. 33-21321
                                          1940 Act File No. 811-5536

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X
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    Pre-Effective Amendment No.         ....................
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    Post-Effective Amendment No.   32   ....................         X
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                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X
                                                                  ------

    Amendment No.   30    ..................................         X
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                                 HIBERNIA FUNDS

            (Exact Name of Registrant as Specified in Charter)

        5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010
                 (Address of Principal Executive Offices)

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                             Gail C. Jones, Esquire
                                 Reed Smith LLP
                                 Liberty Tower,
                         1001 Liberty Avenue, 12th Floor
                       Pittsburgh, Pennsylvania 15222-3779
                 (Name and Address of Agent for Service)
            (Notices should be sent to the Agent for Service)

It is proposed that this filing will become effective:

x immediately upon filing pursuant to paragraph (b)
on _________________ pursuant to paragraph (b)
_ 60 days after filing pursuant to paragraph (a) (i)
on _______________ pursuant to paragraph (a) (i)
75 days after filing pursuant to paragraph (a)(ii)
on _________________ pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   Copies to:

Matthew G. Maloney, Esquire
Dickstein Shapiro Morin & Oshinsky LLP
2101 L Street, N.W.
Washington, DC  20037

PROSPECTUS

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DECEMBER 31, 2005

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[LOGO OF HIBERNIA FUNDS]

Hibernia Capital Appreciation Fund

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Class A Shares

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Class B Shares

Hibernia Louisiana Municipal Income Fund

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Class A Shares

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Class B Shares

Hibernia Mid Cap Equity Fund

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Class A Shares

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Class B Shares

Hibernia Total Return Bond Fund

Hibernia U.S. Government Income Fund

Hibernia Cash Reserve Fund

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Class A Shares

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Class B Shares

Hibernia U.S. Treasury Money Market Fund

PROSPECTUS

HIBERNIA FUNDS

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Equity and Income Funds

HIBERNIA CAPITAL APPRECIATION FUND–CLASS A SHARES AND CLASS B SHARES

HIBERNIA LOUISIANA MUNICIPAL INCOME FUND–CLASS A SHARES AND CLASS B SHARES

HIBERNIA MID CAP EQUITY FUND–CLASS A SHARES AND CLASS B SHARES

HIBERNIA TOTAL RETURN BOND FUND

HIBERNIA U.S. GOVERNMENT INCOME FUND

Money Market Funds

HIBERNIA CASH RESERVE FUND—CLASS A SHARES AND CLASS B SHARES

HIBERNIA U.S. TREASURY MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

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Fund Goals, Strategies, Performance and Risks	1
Principal Risks of Investing in a Fund	17
What are the Equity and Income Funds’ Fees and Expenses?	18
What are the Money Market Funds’ Fees and Expenses?	20
Principal Securities in Which the Funds Invest	22
What are the Specific Risks of Investing in a Fund?	26
What do Shares Cost?	30
How are the Funds Sold?	35
How to Purchase Shares	36
How to Redeem and Exchange Shares	37
Account and Share Information	40
Who Manages the Funds?	42
Financial Information	44
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NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

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DECEMBER 31, 2005

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FUND GOALS, STRATEGIES,

PERFORMANCE AND RISKS

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Hibernia Funds offer seven portfolios, including two equity funds, Hibernia Capital Appreciation Fund (Capital Appreciation Fund), and Hibernia Mid Cap Equity Fund (Mid Cap Equity Fund); three income funds, Hibernia Louisiana Municipal Income Fund (Louisiana Municipal Income Fund), Hibernia Total Return Bond Fund (Total Return Bond Fund), and Hibernia U.S. Government Income Fund (U.S. Government Income Fund); and two money market funds, Hibernia Cash Reserve Fund (Cash Reserve Fund) and Hibernia U.S. Treasury Money Market Fund (U.S. Treasury Money Market Fund). The following describes the investment goals, strategies and principal risks of each Fund.

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All mutual funds take investment risks. Therefore, it is possible to lose money by investing in a Fund and there can be no assurance that a Fund will achieve its goal. In addition to each Fund’s more specific risks, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by Hibernia National Bank or its affiliates, and are not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any government agency. Although money market funds seek to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in a money market fund.

1	HIBERNIA FUNDS

HIBERNIA CAPITAL APPRECIATION FUND

Goal

The Fund’s goal is to provide growth of capital and income.

Strategy

The Fund attempts to achieve its goal by investing primarily in a professionally managed, diversified portfolio of common stocks. The Adviser selects companies using traditional research techniques, including assessment of earnings and dividend growth prospects of the companies. Ordinarily, this investment management style focuses on companies with high revenue and dividend growth. However, other factors such as expected earnings and dividend growth and traditional valuation measures will also be considered. Under normal circumstances, at least 65% of the Fund’s portfolio will be invested in common stocks.

The Fund’s investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of publicly held corporations. Given prevailing market conditions, the Adviser will focus primarily on growth of capital with income being of secondary importance.

Principal Risks

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market. Other principal risks of investing in the Fund include the risks related to investing for growth; the risks posed by the fact that growth stocks in particular may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development and the risks related to investing for value; the risks posed by the fact that value stocks in particular may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development.

In addition to the principal investment risks stated above, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

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The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund’s Class A Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 4.46%.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 23.22% (quarter ended December 31, 1998). Its lowest quarterly return was (16.33)% (quarter ended September 30, 2002).

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HIBERNIA FUNDS	2

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■	Capital Appreciation Fund
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Average Annual Total Return Table

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The Average Annual Total Returns for the Fund’s Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor’s 500 Index (S&P 500), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and it is not possible to invest directly in an index.

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(For the periods ended December 31, 2004)

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Class A	1 Year	5 Years	10 Years	Start of Performance[1]
Return Before Taxes	4.41%	(3.04)%	11.11%	N/A
Return After Taxes on Distributions[2]	3.22%	(3.73)%	9.23%	N/A
Return After Taxes on Distributions and Sale of Fund Shares[2]	4.02%	(2.70)%	9.04%	N/A
Class B
Return Before Taxes	2.94%	(3.20)%	N/A	6.23%
S&P 500	10.88%	(2.30)%	12.07%	7.64%
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1	The Fund’s Class B Shares start of performance date was December 2, 1996.
2	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.
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3	HIBERNIA FUNDS

HIBERNIA LOUISIANA MUNICIPAL INCOME FUND

Goal

The Fund’s goal is to provide current income which is generally exempt from federal regular income tax and the personal income taxes imposed by the state of Louisiana. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.)

Strategy

The Fund attempts to achieve its goal by investing in a portfolio primarily limited to Louisiana municipal securities. As a matter of policy, which cannot be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its annual interest income is exempt from federal regular and Louisiana state income taxes or at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal regular and Louisiana state income taxes. The Fund may invest in long-term bonds having maturities up to 30 years. The Fund will generally purchase insured, investment grade securities of a duration appropriate to current market conditions although the Fund may also purchase uninsured, investment grade securities. In expected rising interest rate environments, the Adviser will generally choose securities of a shorter duration. In expected falling interest rate environments, the Adviser will generally choose securities of a longer duration.

As a matter of investment policy which may be changed without shareholder approval, at least 80% of the Fund’s total assets will be invested in Louisiana municipal securities. Shareholders will be notified at least 60 days in advance of any changes to this policy.

Principal Risks

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

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As southern Louisiana continues to recover from the devastation resulting from Hurricane Katrina, the Fund continues to bear a somewhat higher risk of issuers being downgraded or defaulting on their obligations. In addition, the Louisiana economy is heavily dependent upon energy prices, both oil and gas. Any adverse economic conditions or developments affecting the state of Louisiana or its municipalities could impact the Fund’s portfolio. Investing in Louisiana municipal securities which meet the Fund’s quality standards may not be possible if the state of Louisiana and its municipalities do not maintain their current credit ratings.

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The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s Share price and performance.

Additionally, issuers or insurers of securities purchased by the Fund may default or delay in the payment of principal and/or interest on such securities which could result in a loss to the Fund.

In addition to the principal investment risks stated above, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

HIBERNIA FUNDS	4

Risk/Return Bar Chart and Table

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The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund’s Class A Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 1.46%.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 6.51% (quarter ended March 31, 1995). Its lowest quarterly return was (1.88)% (quarter ended June 30, 2004).

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5	HIBERNIA FUNDS

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■	Louisiana Municipal Income Fund
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Average Annual Total Return Table

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The Average Annual Total Returns for the Fund’s Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Ten Year Insured Bond Index (LB10I), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and it is not possible to invest directly in an index.

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(For the periods ended December 31, 2004)

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Class A	1 Year	5 Years	10 Years	Start of Performance[1]
Return Before Taxes	0.14%	6.00%	6.04%	N/A
Return After Taxes on Distributions[2]	0.09%	5.94%	5.96%	N/A
Return After Taxes on Distributions and Sale of Fund Shares[2]	1.55%	5.81%	5.88%	N/A
Class B
Return Before Taxes	-3.11%	N/A	N/A	2.97%
LB10I	4.54%	7.70%	7.05%	5.84%
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1	The Fund’s Class B Shares start of performance date was November 15, 2001.
2	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.
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HIBERNIA FUNDS	6

HIBERNIA MID CAP EQUITY FUND

Goal

The Fund’s goal is total return.

Strategy

Under normal market conditions, the Fund intends to invest at least 80% of its total assets in equity securities of companies that, at the time of acquisition, have a market value capitalization ranging from $500 million to $10 billion. The Fund attempts to select companies whose potential for capital appreciation exceeds that of larger capitalization stocks commensurate with increased risk. The Fund’s Adviser will invest primarily in equity securities of companies with above-average earnings growth prospects or in companies where significant fundamental changes are taking place. These changes could include significant new products, services, or methods of distribution; restructuring or reallocating business; or significant share price appreciation.

Principal Risks

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

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Because the Fund invests primarily in medium capitalization stocks, there are some additional risk factors associated with investments in the Fund. In particular, stocks in the medium capitalization sector of the U.S. equity market tend to be more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor’s 500 Composite Price Index (S&P 500). This is because, among other things, medium-sized companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting slightly higher volatility, the stocks of medium-sized companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of medium-sized companies may decline in price as the price of large company stocks rises or vice versa. You should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

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Other risks of investing in the Fund include the risks related to investing for growth; the risks posed by the fact that growth stocks in particular may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.

In addition to the principal investment risks stated above, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

7	HIBERNIA FUNDS

Risk/Return Bar Chart and Table

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The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund’s Class A Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 11.67%.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 24.63% (quarter ended December 31, 1998). Its lowest quarterly return was (15.07)% (quarter ended September 30, 2001).

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HIBERNIA FUNDS	8

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■	Mid Cap Equity Fund

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor’s 400 Index (S&P 400), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and it is not possible to invest directly in an index.

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(For the periods ended December 31, 2004)

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Class A1	1 Year	5 Years	Start of Performance[2]
Return Before Taxes	12.27%	6.64%	9.26%
Return After Taxes on Distributions[3]	11.51%	6.07%	8.81%
Return After Taxes on Distributions and Sale of Fund Shares[3]	8.92%	5.57%	7.98%
Class B
Return Before Taxes	11.17%	6.48%	9.26%
S&P 400	16.49%	9.55%	10.77%
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1	The Fund’s Class A Shares are the successor to a common trust fund (CTF) managed by the Adviser. At the commencement of operations for Class A Shares, the CTF's assets were transferred to the Fund in exchange for Class A Shares. The CTF was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to investment restrictions under the 1940 Act. If the CTF had been registered under the 1940 Act, the performance disclosed above may have been adversely affected.
2	The Fund's Class A and Class B Shares start of performance date was July 13, 1998.
3	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
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9	HIBERNIA FUNDS

HIBERNIA TOTAL RETURN BOND FUND

Goal

The Fund’s goal is to maximize total return.

Strategy

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The Fund attempts to achieve its goal by investing in a diversified portfolio of investment grade U.S. government, mortgage backed, asset backed and corporate securities, as well as collateralized mortgage obligations. As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its assets in bonds. Shareholders will be notified at least 60 days in advance of any changes to this policy. The Adviser allocates the Fund’s portfolio among business sectors and adjusts the credit quality of the portfolio by analyzing current economic and securities market conditions, particularly changes in interest rates and expected trends in corporate earnings. These factors also guide the selection of the maturity and the duration of portfolio securities. The Fund may invest in securities of any duration although generally, under normal conditions, the Fund’s average duration would tend toward the overall U.S. market average which is roughly 4.44 years as of September 30, 2005. The Fund will attempt to achieve the capital appreciation component of total return by adjusting the duration of the portfolio, within a range that is twenty percent above or below the U.S. market average, in response to expected changes in interest rates.

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Principal Risks

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Other factors that may affect the Fund’s returns include bond defaults or increase in the risk of defaults, or early redemptions of portfolio securities. Risk of prepayment on asset backed and mortgage backed securities will also affect Fund returns.

In addition to the principal investment risks stated above, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

HIBERNIA FUNDS	10

Risk/Return Bar Chart and Table

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The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund’s total return for the nine-month period from January 1, 2005 to September 30, 2005 was 1.16%.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 6.01% (quarter ended June 30, 1995). Its lowest quarterly return was (3.16)% (quarter ended December 31, 2001).

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■	Total Return Bond Fund
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Average Annual Total Return Table

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The Average Annual Total Returns for the Fund’s Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Aggregate Bond Index (LBAB), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and it is not possible to invest directly in an index.

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(For the periods ended December 31, 2004)

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Fund	1 Year	5 Years	10 Years
Return Before Taxes	(0.44)%	5.41%	5.91%
Return After Taxes on Distributions[1]	(2.00)%	3.33%	3.65%
Return After Taxes on Distributions and Sale of Fund Shares[1]	(0.30)%	3.34%	3.65%
LBAB	4.34%	7.71%	7.72%
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1	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
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11	HIBERNIA FUNDS

HIBERNIA U.S. GOVERNMENT INCOME FUND

Goal

The Fund’s goal is to provide current income.

Strategy

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Current income includes, in general, discount earned on U.S. Treasury bills and agency discount notes, interest earned on all other U.S. government securities and mortgage-related securities, and short-term capital gains. The Fund attempts to achieve its investment objective by investing in investment grade securities which are guaranteed as to payment of principal and interest by the U.S. government or U.S. government agencies or instrumentalities. As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s total assets will be invested in such U.S. government securities. Shareholders will be notified at least 60 days in advance of any changes to this policy. Under normal circumstances, the average duration of the Fund’s holdings will be within 20% of the overall U.S. intermediate term market average (as of September 30, 2005, 3.28 years). The Fund may also invest in corporate bonds, asset backed securities and certain privately issued mortgage-related securities, such as investment banking firms and companies related to the construction industry. The mortgage-related securities in which the Fund may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of any agency or instrumentality of the U.S. government.

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The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The mortgage-related securities provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

Principal Risks

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Other factors that may affect the Fund’s returns include bond defaults or increase in the risk of defaults, or early redemptions of portfolio securities. Risk of prepayment on asset backed and mortgage-backed securities will also affect Fund returns. Because issuers of companies providing credit enhancement with regard to a Fund’s securities may be concentrated in certain industry sectors, the creditworthiness of the Fund’s securities may be adversely affected by developments that affect such sectors.

In addition to the principal investment risks stated above, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

HIBERNIA FUNDS	12

Risk/Return Bar Chart and Table


The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.


The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.


The Fund’s total return for the nine-month period from January 1, 2005 to September 30, 2005 was 0.94%.

Within the period shown in the bar chart, the Fund’s highest quarterly return was 5.01% (quarter ended June 30, 1995). Its lowest quarterly return was (2.42)% (quarter ended June 30, 2004).

■	U.S. Government Income Fund

Average Annual Total Return Table


The Average Annual Total Returns for the Fund’s Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Intermediate Term Aggregate Index (LBIA), a broad-based market index, the Lehman Brothers Intermediate Government Index (LBIG) and the Lehman Brothers U.S. Government Income Blend (LBG). The Fund’s Adviser elected to change the benchmark index from the LBIA to the LBIG because the LBIG is more reflective of the securities in which the Fund invests. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The indices are unmanaged and it is not possible to invest directly in an index.



(For the periods ended December 31, 2004)



Fund	1 Year	5 Years	10 Years
Return Before Taxes	(0.49)%	5.70%	6.21%
Return After Taxes on Distributions[1]	(1.91)%	3.68%	3.90%
Return After Taxes on Distributions and Sale of Fund Shares[1]	(0.33)%	3.63%	3.86%
LBIA	4.34%	7.71%	7.72%
LBIG	3.04%	7.21%	7.16%
LBG[2]	3.87%	7.18%	7.36%

1	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
2	The unmanaged LBG is a custom blended index comprised of the LBIG (50%) and the Lehman Brothers Mortgage Index (50%).

13	HIBERNIA FUNDS

HIBERNIA CASH RESERVE FUND

Goal

The Fund is a money market fund which seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s goal is current income consistent with stability of principal.

Strategy

The Fund’s portfolio consists of high quality money market instruments maturing in 397 days or less. As a matter of policy, which cannot be changed without shareholder approval, the average maturity of the securities in the Fund’s portfolio, computed on a dollar- weighted basis, will be 120 days or less. As a matter of operating policy, which may be changed without shareholder approval, the Fund will limit the average maturity of its portfolio to 90 days or less, in order to meet regulatory requirements. The Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations (NRSROs) or are of comparable quality to securities having such ratings. The Fund invests only in instruments denominated and payable in U.S. dollars.

Principal Risks

Even though the Fund is a money market fund that seeks to maintain a stable NAV it is possible to lose money by investing in the Fund. An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any government agency.

Generally, in excess of 50% of the total assets of the Fund will be invested in commercial paper and variable rate demand notes. Commercial paper issued by finance companies will comprise more than 25% of the Fund’s total assets, unless the Fund is in a temporary defensive position as a result of economic conditions. These policies may not be changed without shareholder approval. Concentration of the Fund’s portfolio in such obligations may entail additional risks which are not encountered by funds with more diversified portfolios including credit risk to such finance companies and temporary demand and supply imbalances.

In addition to the principal investment risks stated above, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table


Historically, the Fund has maintained a constant $1.00 NAV per Share. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-end basis.

The Fund’s Class A Shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.

The Fund’s Class A Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 1.79%.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 1.41% (quarter ended December 31, 2000). Its lowest quarterly return was 0.12% (quarter ended June 30, 2004).


HIBERNIA FUNDS	14

■	Cash Reserve Fund

Average Annual Total Return Table


The following table represents the Fund’s Average Annual Total Returns for the calendar periods ended December 31, 2004.



	1 Year	5 Years	10 Years	Start of Performance[1]
Class A	0.81%	2.23%	3.47%	N/A
Class B	(4.84)%	1.43%	N/A	2.16%

1	The Fund’s Class B Shares start of performance date was September 4, 1998.

The Fund’s Class A Shares and Class B Shares 7-Day Net Yield as of December 31, 2004 were 1.62% and 1.47%, respectively. You may call the Fund at 1-800-999-0426 for the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns.


HIBERNIA U.S. TREASURY MONEY MARKET FUND

Goal

The Fund is a money market fund which seeks to maintain a stable NAV of $1.00 per Share. The Fund’s goal is current income consistent with stability of principal and liquidity.

Strategy

The Fund pursues its goal by investing in a portfolio of short-term U.S. Treasury obligations which are issued by the U.S. government and are fully guaranteed as to payment of principal and interest by the United States. As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s total assets will be invested in such U.S. Treasury obligations. Shareholders will be notified at least 60 days in advance of any changes to this policy. The Fund invests only in short-term U.S. Treasury obligations maturing in 397 days or less. The average maturity of the U.S. Treasury obligations in the Fund’s portfolio, computed on a dollar-weighted basis, will be 90 days or less.

Principal Risks

Even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any government agency.

Although the Fund invests in U.S. Treasury securities that are backed by the full faith and credit of the United States, Fund Shares, themselves, are not guaranteed or supported by the U.S. government.

While there is no assurance that the Cash Reserve Fund and U.S. Treasury Money Market Fund (together, the Money Market Funds) will achieve their respective investment goals, they endeavor to do so by following the strategies and policies described in this prospectus and by complying with the diversification and other requirements of Rule 2a-7 under the

15	HIBERNIA FUNDS

Investment Company Act of 1940, as amended (1940 Act) which regulates money market funds.

In addition to the principal investment risks stated above, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

Historically, the Fund has maintained a constant $1.00 NAV per share. The bar chart shows the variability of the Fund’s total returns on a calendar year-end basis.

The Fund’s Shares are not sold subject to a sales charge (load). The total returns displayed above are based upon NAV.


The Fund’s total return for the nine-month period from January 1, 2005 to September 30, 2005 was 1.57%.

Within the period shown in the bar chart, the Fund’s highest quarterly return was 1.45% (quarters ended September 30, 2000 and December 31, 2000). Its lowest quarterly return was 0.07% (quarter ended June 30, 2004).


Average Annual Total Return Table

The following table represents the Fund’s Average Annual Total Returns for calendar periods ended December 31, 2004.


Calendar Period	Fund
1 Year	0.58%
5 Years	2.18%
10 Years	3.51%


The Fund’s 7-Day Net Yield as of December 31, 2004 was 1.28%. You may call the Fund at 1-800-999-0426 for the current 7-Day Net Yield.


Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns.

HIBERNIA FUNDS	16

PRINCIPAL RISKS OF INVESTING IN A FUND

In addition to the risks set forth below that are specific to an investment in a particular Fund, there are risks common to all mutual funds.

For example, a Fund’s share price may decline and an investor could lose money. It is possible to lose money by investing in any of the Hibernia Funds. Also, there is no assurance that a Fund will achieve its investment goal.


	Capital Appreciation Fund	Louisiana Municipal Income Fund	Mid Cap Equity Fund	Total Return Bond Fund	U.S. Government Income Fund	Cash Reserve Fund	U.S. Treasury Money Market Fund
Stock Market Risk[1]	✓		✓
Sector Risk[2]	✓	✓	✓	✓	✓
Liquidity Risk[3]			✓
Investing for Growth[4]	✓		✓
Investing for Value[5]	✓		✓
Company Size Risk[6]			✓
Credit Risks[7]		✓		✓	✓	✓
Interest Rate Risk[8]		✓		✓	✓	✓	✓
Prepayment Risk[9]		✓		✓	✓
Call Risk[10]		✓		✓	✓
Tax Risks[11]		✓
Risks of Investing in Louisiana[12]		✓

1	The value of equity securities rise and fall.
2	Because issuers or companies providing credit enhancement with regard to a Fund’s securities may be concentrated in certain industry sectors, the creditworthiness of the Fund’s securities may be adversely affected by developments which adversely affect such sectors.
3	Limited trading opportunities for certain securities and the inability to sell a security at will could result in losses to a Fund.
4	Growth stocks, in particular, may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.
5	Value stocks, in particular, may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development.
6	The smaller the capitalization of a company, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.
7	The possibility that an issuer will default on a security by failing to pay interest or principal when due.
8	Prices of fixed income securities rise and fall in response to interest rate changes.
9	When interest rates decline, unscheduled prepayments of principal could accelerate and require the Fund to reinvest the proceeds of the prepayments at lower interest rates.
10	A Fund’s performance may be adversely affected by the possibility that an issuer of a security held by a Fund may redeem the security prior to maturity at a price below its current market value.
11	Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in the federal or a state’s tax law, could adversely affect shareholders of a Fund.
12	Any economic, political, or regulatory developments affecting the value of the securities in the Fund’s portfolio could have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. As southern Louisiana continues to recover from the devastation resulting from Hurricane Katrina, the Fund continues to bear a somewhat higher risk of issuers being downgraded or defaulting on their obligations. The Louisiana economy is heavily dependent upon energy prices, both oil and gas. Any adverse economic conditions or developments affecting the state of Louisiana or its municipalities could impact the Fund’s portfolio. Investing in Louisiana municipal securities which meet the Fund’s quality standards may not be possible if the state of Louisiana and its municipalities do not maintain their current credit ratings.

17	HIBERNIA FUNDS

WHAT ARE THE EQUITY AND INCOME FUNDS’ FEES AND EXPENSES?

EQUITY AND INCOME FUNDS

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds.


	Capital Appreciation Fund Class A Shares	Capital Appreciation Fund Class B Shares	Louisiana Municipal Income Fund Class A Shares	Louisiana Municipal Income Fund Class B Shares	Mid Cap Equity Fund Class A Shares	Mid Cap Equity Fund Class B Shares	Total Return Bond Fund	U.S. Government Income Fund
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.50%	None	3.00%	None	4.50%	None	3.00%	3.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None	None	None	None	None	None	None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.50%[1]	None	5.50%[1]	None	5.50%[1]	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses (Before Waivers)[2] (As a percentage of average net assets)
Management Fee[3]	0.75%	0.75%	0.45%	0.45%	0.75%	0.75%	0.70%[4]	0.45%
Distribution (12b-1 Fee)[5]	0.25%	0.75%	0.25%	0.75%	0.25%	0.75%	0.25%	0.25%
Shareholder Services Fee	None	0.25%	None	0.25%	None	0.25%	None	None
Other Expenses	0.26%	0.26%	0.40%	0.40%	0.36%	0.36%	0.44%	0.37%
Total Annual Fund Operating Expenses	1.26%	2.01%[5]	1.10%	1.85%[6]	1.36%	2.11%[6]	1.39%	1.07%
1	The contingent deferred sales charge is 5.50% in the first year, declining to 1.00% in the sixth year and then 0.00% thereafter. See "What Do Shares Cost—Sales Charge When You Redeem."
2	Percentages shown are based on expenses for the entire fiscal year ended August 31, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and distributor waived certain amounts. These are shown below along with the net expenses the Funds actually paid for the fiscal year ended August 31, 2005.

Total Waiver of Fund Expenses	0.00%	0.00%	0.34%	0.24%	0.00%	0.00%	0.41%	0.33%
Total Actual Annual Fund Operating Expenses (after waivers)	1.26%	2.01%	0.76%	1.61%	1.36%	2.11%	0.98%	0.74%
3	The Adviser voluntarily waived a portion of the management fee of Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund. This voluntary waiver can be terminated at any time. The management fee paid by Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund (after the voluntary waiver) was 0.21%, 0.29% and 0.22%, respectively, for the fiscal year ended August 31, 2005.
4	The management fee for Total Return Bond Fund has been reduced to 0.50%.
5	The distribution (12b-1) fee for Louisiana Municipal Income Fund’s Class A Shares and U.S. Government Income Fund has been voluntarily reduced. This voluntary reduction can be terminated at any time. The distribution (12b-1) fee paid by the Louisiana Municipal Income Fund’s Class A Shares and U.S. Government Income Fund (after the voluntary waiver) was 0.15% and 0.15% for both funds for the fiscal year ended August 31, 2005.
6	After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the 15th of the following month. Class A Shares incur lower operating expenses than Class B Shares.

HIBERNIA FUNDS	18

EXAMPLE


This Example is intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeemed all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



	1 Year	3 Years	5 Years	10 Years
Expenses assuming redemption
Capital Appreciation Fund—Class A Shares	$573	$832	$1,110	$1,904
Capital Appreciation Fund—Class B Shares	$754	$1,030	$1,283	$2,144
Louisiana Municipal Income Fund— Class A Shares	$409	$639	$888	$1,600
Louisiana Municipal Income Fund— Class B Shares	$738	$982	$1,201	$1,973
Mid Cap Equity Fund—Class A Shares	$582	$861	$1,161	$2,011
Mid Cap Equity Fund— Class B Shares	$764	$1,061	$1,334	$2,250
Total Return Bond Fund	$437	$727	$1,038	$1,918
U.S. Government Income Fund	$406	$630	$872	$1,566
Expenses assuming no redemption
Capital Appreciation Fund—Class B Shares	$204	$630	$1,083	$2,144
Louisiana Municipal Income Fund— Class B Shares	$188	$582	$1,001	$1,973
Mid Cap Equity Fund— Class B Shares	$214	$661	$1,134	$2,250

19	HIBERNIA FUNDS

WHAT ARE THE MONEY MARKET FUNDS’ FEES AND EXPENSES?

MONEY MARKET FUNDS

FEES AND EXPENSES

This table describes the fees and expenses that you pay if you buy and hold Shares of the Funds.


	Cash Reserve Fund Class A Shares	Cash Reserve Fund Class B Shares	US Treasury Money Market Fund
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).	None	None	None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.50%[1]	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers)[2] (As percentage of average net assets)
Management Fees[3]	0.40%	0.40%	0.40%
Distribution (12b-1 fee)[4]	0.25%	0.75%	0.25%
Shareholder Services Fee	None	0.25%	None
Other Expenses	0.33%	0.33%	0.30%
Total Annual Fund Operating Expenses	0.98%	1.73%[5]	0.95%
1	The contingent deferred sales charge is 5.50% in the first year, declining to 1.00% in the sixth year and then 0.00% thereafter. See “What Do Shares Cost—Sales Charge When You Redeem.”
2	Percentages shown are based on expenses for the entire fiscal year ended August 31, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and distributor waived certain amounts. These are shown below along with the net expenses the Funds actually paid for the fiscal year ended August 31, 2005.

Total Waiver of Fund Expenses	0.42%	1.02%	0.25%
Total Actual Annual Fund Operating Expenses (after waivers)	0.56%	0.71%	0.70%
3	The Adviser voluntarily waived a portion of the management fee of Cash Reserve Fund. This voluntary waiver can be terminated at any time. The management fee paid by Cash Reserve Fund (after the voluntary waiver) was 0.13% for the fiscal year ended August 31, 2005.
4	The distribution (12b-1) fee for Cash Reserve Fund’s Class A Shares and Class B Shares has been voluntarily reduced. This voluntary reduction can be terminated at any time. The distribution (12b-1) fee paid by Cash Reserve Fund’s Class A Shares and Class B Shares (after the voluntary waiver) were 0.10% and 0.00%, respectively. Under a Rule 12b-1 distribution plan, U.S. Treasury Money Market Fund can pay the distributor up to 0.25% as a 12b-1 fee. The U.S. Treasury Money Market Fund did not pay or accrue the distribution (12b-1) fee during the fiscal year ended August 31, 2005. The U.S. Treasury Money Market Fund has no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending August 31, 2006.
5	After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the 15th of the following month. Class A Shares incur lower operating expenses than Class B Shares.

HIBERNIA FUNDS	20

EXAMPLE

This Example is intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses are before waivers as shown in the table and remain the same. Wire-transferred redemption of less than $5,000 may be subject to additional fees. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



	Cash Reserve Fund Class A Shares	Cash Reserve Fund Class B Shares	U.S. Treasury Money Market Fund
Expenses assuming redemption
1 Year	$100	$726	$97
3 Years	$312	$945	$303
5 Years	$542	$1,139	$525
10 Years	$1,201	$1,842	$1,166


Cash Reserve Fund Class B Shares
Expenses assuming no redemption
1 Year	$176
3 Years	$545
5 Years	$939
10 Years	$1,842

21	HIBERNIA FUNDS

PRINCIPAL SECURITIES IN WHICH THE FUNDS INVEST

■	The Capital Appreciation Fund and the Mid Cap Equity Fund invest principally in equity securities, including common stocks.
■	The Louisiana Municipal Income Fund invests principally in tax exempt securities, including general obligation bonds and special revenue bonds.
■	The Total Return Bond Fund invests principally in fixed income securities, including treasury securities and corporate debt securities, in addition to mortgage backed securities, collateralized mortgage obligations and asset backed securities.
■	The U.S. Government Income Fund invests principally in fixed income securities, including treasury securities and agency securities, in addition to collateralized mortgage obligations.
■	The Cash Reserve Fund invests principally in fixed income securities (money market instruments), including corporate debt securities, commercial paper and demand instruments, in addition to repurchase agreements.
■	The U.S. Treasury Money Market Fund invests principally in fixed income securities (money market instruments), including U.S. Treasury securities in addition to repurchase agreements.

The following are descriptions of each of these principal types of investments.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Funds invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. A security’s yield measures the annual income earned on a security as a percentage of its price.

A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE)

HIBERNIA FUNDS	22

acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.


A Fund treats mortgage backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.


CORPORATE DEBT SECURITIES

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

MORTGAGE BACKED SECURITIES

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

23	HIBERNIA FUNDS

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass- through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

TAX EXEMPT SECURITIES

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment. Louisiana Municipal Income Fund invests in debt obligations, including industrial development bonds, issued on behalf of the state of Louisiana, its political subdivisions or agencies and debt obligations issued by or on behalf of any state, territory or possession of the United States, including the District of Columbia, or any political subdivision or agency of any of these. Louisiana municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Louisiana municipal securities include industrial development and pollution control bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The interest from the municipal securities in which the Louisiana Municipal Income Fund invests is, in the opinion of bond counsel for the issuers, or in the opinion of officers of the Hibernia Funds and/or the Adviser to the Fund, exempt from both federal regular income tax and the personal income tax imposed by the state of Louisiana. (Municipal securities not issued by the state of Louisiana, its political subdivisions or agencies, which may generate interest income subject to the Louisiana personal income tax, may also be purchased by the Fund.)

General Obligation Bonds

General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

HIBERNIA FUNDS	24

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

A Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Temporary Defensive Investments

During times of unusual market conditions, for defensive purposes and to maintain liquidity, Capital Appreciation Fund, Mid Cap Equity Fund, Total Return Bond Fund, and U.S. Government Income Fund may invest in cash and money market instruments, such as the following:

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■	prime commercial paper (rated A-2 or above by Standard & Poor’s (S&P), Prime-2 or above by Moody’s Investors Service (Moody’s), or F-2 or above by Fitch Ratings (Fitch)) and Europaper (rated A-2 or above or Prime-2 or above). In the case where commercial paper or Europaper has received different ratings from different NRSROs, such commercial paper or Europaper is an acceptable temporary investment so long as at least one rating is one of the preceding high-quality ratings and provided the Adviser has determined that such investment presents minimal credit risks;
■	instruments of domestic and foreign banks and savings associations having capital, surplus, and undivided profits of over $100 million or if the principal amount of the instrument is insured by the FDIC or the Savings Association Insurance Fund (“SAIF”). These instruments include certificates of deposit, demand and time deposits, savings shares, ECDs, ETDs, Canadian Time Deposits, and bankers’ acceptances;
■	securities issued and/or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities;
■	repurchase agreements; and
■	other short-term money market instruments which are not rated but are determined by the Adviser to be of comparable quality to the other temporary obligations in which the Funds may invest.
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Louisiana Municipal Income Fund may, from time to time, on a temporary basis, or when the Adviser determines that market conditions call for a temporary defensive posture, invest in short-term tax exempt or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements. Louisiana Municipal Income Fund has no rating requirements applicable to temporary investments. However, the Adviser will limit temporary investments to those it considers to be of high quality. Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax.

25	HIBERNIA FUNDS

For defensive purposes only, Total Return Bond Fund may also invest in acceptable investments of the Fund with short-term maturities.

Funds employing defensive tactics may not attain their stated goal relative to the period during which such tactics are employed.

INVESTMENT RATINGS

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSRO. For example, S&P, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade. The U.S. Government Income Fund may invest in corporate bonds rated A or better by S&P, Moody’s or Fitch. The Louisiana Municipal Income Fund and Total Return Bond Fund each invest in securities rated Baa or better by Moody’s or BBB or better by S&P or Fitch.

Money market instruments and commercial paper in which the Funds normally invest are rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody’s or F-1 or F-2 by Fitch.

The notes, warrants, rights and convertible securities in which the Funds invest are rated at least BBB by S&P or Fitch, or at least Baa by Moody’s, or if not rated, are determined by the Adviser to be of comparable quality.

The securities in which the Cash Reserve Fund invests must be rated in the highest short-term rating categories by one or more NRSROs or be deemed by the Adviser to be of comparable quality to securities having such ratings. The Fund has been rated AAAm by Moody’s and in the highest class of acceptable investments by the National Association of Insurance Companies.

If a security loses its rating or has its rating reduced after a Fund purchases it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

INDUSTRY CONCENTRATION

As previously stated, the Cash Reserve Fund may invest 25% or more of its assets in commercial paper and variable rate demand notes. Generally, in excess of 50% of the total assets of the Fund will be invested in commercial paper and variable rate demand notes. Commercial paper issued by finance companies will comprise more than 25% of the Fund’s total assets, unless the Fund is in a temporary defensive position as a result of economic conditions. These policies may not be changed without shareholder approval. Concentration of the Fund’s portfolio in such obligations may entail additional risks which are not encountered by funds with more diversified portfolios including credit risk to such finance companies and temporary demand and supply imbalances.

PORTFOLIO TURNOVER

The Capital Appreciation Fund, Mid Cap Equity Fund and Total Return Bond Fund actively trade portfolio securities in an attempt to achieve their respective goal. Active trading will cause a Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases a Fund’s trading costs and may have an adverse impact on the Fund’s performance.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN A FUND?

STOCK MARKET RISKS

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■	The value of equity securities in a Fund’s portfolio will rise and fall. These fluctuations could be a
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HIBERNIA FUNDS	26

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sustained trend or a drastic movement. A Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund’s Share price may decline.

■	The Adviser attempts to manage market risk by limiting the amount a Fund invests in each company’s equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.
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SECTOR RISKS

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■	Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
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LIQUIDITY RISKS

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■	Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.
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RISKS RELATED TO INVESTING FOR GROWTH

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■	Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
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RISKS RELATED TO INVESTING FOR VALUE

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■	Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
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RISKS RELATED TO COMPANY SIZE

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■	Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
■	Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
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INTEREST RATE RISKS

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■	Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
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27	HIBERNIA FUNDS

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■	Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.
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CREDIT RISKS

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■	Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.
■	Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.
■	Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
■	Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■	Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.
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PREPAYMENT RISKS

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■	Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.
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For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and a Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

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■	Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.
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HIBERNIA FUNDS	28

CALL RISKS

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■	Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.
■	If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
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TAX RISKS

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■	In order to be tax exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Louisiana Municipal Income Fund to shareholders to be taxable.
■	Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.
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RISKS OF INVESTING IN LOUISIANA MUNICIPAL INCOME FUND

Yields on Louisiana municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal security markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. The ability of Louisiana Municipal Income Fund to achieve its goal also depends on the continuing ability of the issuers of Louisiana municipal securities to meet their obligations for the payment of interest and principal when due.

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As southern Louisiana continues to recover from the devastation resulting from Hurricane Katrina, the Fund continues to bear a somewhat higher risk of issuers being downgraded or defaulting on their obligations. Further, the Louisiana economy is predominated by oil and gas; both the exploration and production. Any adverse economic conditions or developments affecting these industries, the state of Louisiana or its municipalities could impact Louisiana Municipal Income Fund’s portfolio. Investing in Louisiana municipal securities which meet Louisiana Municipal Income Fund’s quality standards may not be possible if the state of Louisiana and its municipalities do not maintain their current credit ratings.

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The Louisiana Municipal Income Fund may invest more than 25% of the value of its total assets in industrial development and pollution control bonds, which may result in more than 25% of the Fund’s total assets being invested in one industry. The Fund may also invest more than 25% of its assets in housing bonds, which are revenue bonds. Legislative actions at the state or federal level, changes in national or regional economic conditions, or changes in the quality of mortgages securing some housing bonds are some of the factors that could affect housing bonds.

Other factors that may affect the Fund’s returns include bond defaults or increase in the risk of defaults, or early redemptions of portfolio securities.

Non-diversification

The Louisiana Municipal Income Fund is a non-diversified investment company. An investment in the Fund, therefore, may entail greater risk than would exist in a diversified investment company because the higher percentage of investments across fewer issuers could result in greater fluctuation in the total market value of the Fund’s portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund’s portfolio could have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. The Fund will attempt to minimize the risks associated with a non-diversified portfolio by limiting, with respect to 75% of the Fund’s total assets, investments in one issuer to not more than 10% of the value of its total assets. The total amount of the remaining 25% of the value of the Fund’s total assets could be invested in a single issuer, but only if the Adviser believes such a strategy to be appropriate. In addition, the Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking re -

29	HIBERNIA FUNDS

quires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash, and money market instruments) which exceed 5% of the Fund’s total assets, not exceed 50% of the value of the Fund’s total assets.

WHAT DO SHARES COST?

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You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total Return Bond Fund and U.S. Government Income Fund (collectively, the Equity and Income Funds) receive your transaction request in proper form (as described in this prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge (public offering price). From time to time a Fund may purchase foreign securities that trade on foreign markets on days the NYSE is closed. Thus, the value of a Fund’s assets may change on days you cannot purchase or redeem Shares. The NAV of the Equity and Income Funds is determined at the end of regular trading (normally 3:00 p.m. Central time) each day the NYSE is open.

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The Capital Appreciation Fund and Mid Cap Equity Fund generally value equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

The Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund generally value fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.

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If prices are not available from an independent pricing service, securities traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security as provided by an investment dealer or other financial institution that deals in the security.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Funds’ Board of Trustees (“Board”).

The Funds may use the fair value of a security to calculate their NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which a Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time as of which NAV is calculated.

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HIBERNIA FUNDS	30

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The following is a list of events that might be considered significant: announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price for the equity funds and by an independent pricing service for the fixed income funds or based on market quotations.

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The Cash Reserve Fund and U.S. Treasury Money Market Fund (the Money Market Funds) attempt to stabilize the NAV of their Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The Funds cannot guarantee that their NAV will always remain at $1.00 per Share. The Money Market Funds do not charge a front-end sales charge. When the Money Market Funds receive your transaction request in proper form (as described in this prospectus), it is processed at the next determined NAV. NAV of the Money Market Funds is determined at 11:00 a.m. (Central time) and as of the end of regular trading (normally 3:00 p.m. Central time) each day the NYSE is open.

Each of the Funds reserve the ability to modify, in response to and for the duration of any extraordinary circumstances, when the Funds will be open for purchase, exchange and redemption transactions and when the Funds will calculate NAV.

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in a Fund. Keep in mind that investment professionals may also charge you fees for their services in connection with your Share transactions.

With respect to the Money Market Funds, if the investment is in a retirement plan, the minimum initial investment is $250. The Funds may choose to waive these minimum investment requirements for Hibernia National Bank (HNB) or its affiliates and for directors and employees of HNB and the immediate family members of these individuals.

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Fund/Shares Offered	Minimum Initial/ Subsequent Investment Amounts	Maximum Sales Charges
		Front- End Sales Charge[1]	Contingent Deferred Sales Charge[2]
Capital Appreciation Fund Mid Cap Equity Fund Class A Shares	$1,000/$100	4.50%	0.00%
Louisiana Municipal Income Fund Class A Shares	$1,000/$100	3.00%	0.00%
Total Return Bond Fund U.S. Government Income Fund Shares	$1,000/$100	3.00%	0.00%
Cash Reserve Fund Class A Shares	$1,000/$100	None	None
Capital Appreciation Fund Mid Cap Equity Fund Louisiana Municipal Income Fund Cash Reserve Fund Class B Shares	$1,000/$100	None	5.50%
U.S. Treasury Money Market Fund Shares	$1,000/$100	None	None
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1	Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”
2	See “Sales Charge When You Redeem.”
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31	HIBERNIA FUNDS

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SALES CHARGE WHEN YOU PURCHASE

Each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to investment professionals, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your investment professional.

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Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares of Capital Appreciation Fund, Mid Cap Equity Fund, Louisiana Municipal Income Fund and Shares of Total Return Bond Fund and U.S. Government Income Fund. Among other ways, these Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charge When You Purchase.”) On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after seven years).

You should also consider that the expense ratio for Class A Shares will be lower than that for Class B Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares does not always make them preferable to Class A Shares.

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Class A Shares of Capital Appreciation Fund and Mid Cap Equity Fund are sold with a sales charge as follows:

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Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
$0 - $99,999	4.50%	4.71%
$100,000 - $249,000	3.75%	3.90%
$250,000 - $499,000	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1,000,000 +	0.00%*	0.00%
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* For transactions in excess of $1,000,000, a commission may be paid. If such a commission has been paid, the shareholder will be charged a 1% contingent deferred sales charge on any redemptions within 24 months of such purchase.

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Class A Shares of Louisiana Municipal Income Fund, Shares of Total Return Bond Fund and U.S. Government Income Fund are sold with a sales charge as follows:

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Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
$0 - $99,999	3.00%	3.09%
$100,000 - $249,000	2.75%	2.83%
$250,000 - $499,000	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1,000,000 +	0.00%*	0.00%

* For transactions in excess of $1,000,000, a commission may be paid. If such a commission has been paid, the shareholder will be charged a 1% contingent deferred sales charge on any redemptions within 24 months of such purchase.

HIBERNIA FUNDS	32

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

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Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Funds are indicated in the previous tables. You or your investment professional must notify the Funds’ Distributor of any applicable breakpoint discount at the time of purchase.

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In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your investment professional or the Distributor of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Hibernia Funds held directly or through an investment professional or a through a single-participant retirement account by you, your spouse, and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs, or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your investment professional or the Distributor certain information on your application and may be required to provide account statements regarding Qualifying Accounts. If you purchase through an investment professional, you may be asked to provide additional information and records as required by the investment professional. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on the Hibernia Funds’ website free of charge, this information is not disclosed separately on the website.

Contingent upon notification to the Distributor, the sales charge at purchase may be reduced or eliminated by:

Larger Purchases

■	purchasing Shares in greater quantities to reduce the applicable sales charge;

Concurrent Purchases

■	combining concurrent purchases of Shares:
–	by you, your spouse, and your children under age 21; or
–	made by a Qualifying Account in the same share class of two or more Funds (other than Money Market Funds);

Accumulated Purchases

■	accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in a Fund); or

Letter of Intent

■	signing a letter of intent to purchase a qualifying amount of Shares within 13 months (call your investment professional or the Fund for more information).

A Fund may also permit purchases without a sales charge from time to time, at its own discretion.

ELIMINATING THE SALES CHARGE

Contingent upon notification to the Distributor, the sales charge will be eliminated when you purchase Shares:

■	within 30 days (within 120 days for IRA accounts) of redeeming Shares of an equal or greater amount of the same share class;

33	HIBERNIA FUNDS

■	by exchanging Shares from the same share class of another Fund (other than a Money Market Fund);
■	through wrap accounts or other investment programs where you pay the investment professional directly for services;
■	through investment professionals that receive no portion of the sales charge;
■	as a Trustee or employee of the Funds, the Adviser, the Distributor and their affiliates, and the immediate family members of these individuals;
■	as a shareholder that originally became a shareholder of a Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
■	through the Trust Division of HNB or other affiliates of Hibernia, for Funds which are held in a fiduciary, agency, custodial or similar capacity; or
■	of any Class A Shares in excess of $1,000,000.*

* For transactions in excess of $1,000,000, a commission may be paid. If such a commission has been paid, the shareholder will be charged a 1% contingent deferred sales charge on any redemptions within 24 months of such purchase.

SALES CHARGE WHEN YOU REDEEM

Redemption proceeds of Class B Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Funds redeem your Shares in this order:

■	Shares acquired through the reinvestment of dividends and long-term capital gains;
■	Shares held for more than six full years from the date of purchase; and
■	Shares held for fewer than seven years on a first-in, first-out basis.

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class B Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund
Shares Held Up To	CDSC
1 year	5.50%
2 years	4.50%
3 years	4.00%
4 years	3.00%
5 years	2.00%
6 years	1.00%
7 years of more	0.00%

If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your investment professional should notify the Distributor at the time of redemption. If the Distributor is not notified, the CDSC will apply.

Contingent upon notification to the Distributor, you will not be charged a CDSC when redeeming Class B Shares:

■	purchased with reinvested dividends or capital gains;
■	purchased within 30 days (120 days for an IRA account) of redeeming Shares of an equal or lesser amount;
■	that you exchanged into the same share class of another Hibernia Fund if the Shares were held for the applicable CDSC holding period (other than a money market fund);
■	purchased through investment professionals who did not receive advanced sales payments;
■	if, after you purchase Shares, you become disabled as defined by the IRS;
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HIBERNIA FUNDS	34

■	if a Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;
■	if your redemption is a required retirement plan distribution; or
■	upon the death of the last surviving shareholder of the account. The beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder of the account.

CONVERSION FEATURE

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Class B Shares include all Class B Shares which have been outstanding for less than the period ending eight years after the end of the month in which the shareholder’s order to purchase Class B Shares was accepted. At the end of this eight-year period, Class B Shares will automatically convert to Class A Shares on or about the 15th of the following month of, as applicable, Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund or Cash Reserve Fund, in which case the Shares will be subject to a lower Rule 12b-1 distribution fee which is assessed on Class A Shares and will no longer be subject to a shareholder services fee. Such conversion will be on the basis of the relative NAV of the two classes, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution-related expenses. This conversion is a non-taxable event.

For purposes of conversion to Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid on Class B Shares in a shareholder’s Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder’s Fund account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently.

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HOW ARE THE FUNDS SOLD?

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The Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund each offer two Share classes: Class A Shares and Class B Shares, each representing interests in a single portfolio of securities. Total Return Bond Fund, U.S. Government Income Fund and U.S. Treasury Money Market Fund each offer a single class of Shares.

The Funds’ Distributor markets the Funds’ Shares described in this prospectus to institutions or individuals, directly or through investment professionals.

When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares.

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The Louisiana Municipal Income Fund may not be a suitable investment for retirement plans or for non-Louisiana taxpayers because it invests in Louisiana municipal securities.

RULE 12B-1 PLAN

The Funds have adopted a Rule 12b-1 Plan, which allows each Fund to pay fees for marketing and administrative services to the Distributor and investment professionals for the sale, distribution, administration and customer servicing of a Fund’s Shares. Because the Funds pay marketing and administrative fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

35	HIBERNIA FUNDS

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The Distributor may be paid a fee in an amount computed at an annual rate of up to 0.25% for Class A Shares of the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund, up to 0.25% for Shares of the Total Return Bond Fund, U.S. Government Income Fund and the U.S. Treasury Money Market Fund and up to 0.75% for Class B Shares of the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund of the average daily net assets of each class of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan.

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HOW TO PURCHASE SHARES

You may purchase Shares through HNB, Hibernia Investments, L.L.C. (HILLC) or an investment professional (broker/dealer). Shares of the Money Market Funds may be purchased directly from the Distributor. Payment should be made in U.S. dollars and drawn on a U.S. bank. The Funds reserve the right to reject any request to purchase or exchange Shares. For example, to protect against check fraud, the Funds may reject any purchase request involving a check that is not made payable to The Hibernia Funds (including but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH HILLC

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■	You may call HILLC toll-free at 1-800-999-0426 to purchase Shares of all the Funds. Texas residents may purchase Shares only through HILLC.
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Purchase orders for the Funds (except the Money Market Funds) are considered received when the appropriate Fund or its agent is notified of the purchase order. Purchase orders must be received by HNB or HILLC before 3:00 p.m. (Central time) and must be transmitted by HNB or HILLC to the appropriate Fund or its agent before 4:00 p.m. (Central time) in order for Shares to be purchased at that day’s public offering price.

Payment for Shares of the Money Market Funds may be made either by check or federal funds. Payment by check must be included with the order.

Purchase orders for the Money Market Funds are considered received after payment by check is converted into federal funds. When payment is made with federal funds, the order is considered received immediately. Purchase orders must be received before 2:00 p.m. (Central time), and payment by wire must be received by the close of the Federal Reserve wire transfer system the same day as the order to receive that day’s dividend. Purchase orders for the Money Market Funds may still be placed after 2:00 p.m. (Central time) but payment for such orders by federal funds must be received on the next business day and you will not earn dividends for that day. If your check does not clear, your purchase order will be canceled and you could be liable for any losses or fees the Funds or their transfer agent incurs.

Federal funds should be wired as follows:

Hibernia National Bank,

New Orleans, Louisiana

All requests must include:

■	Shareholder Name;
■	Fund Name and Share Class;
■	Title or name of account;
■	and Wire Order Number.

You cannot purchase Shares by wire on holidays or when the Federal Reserve is closed. On days in which the NYSE is open and the Federal Reserve is closed, transactions in the Money Market Funds are restricted. Money movement cannot occur when the Federal Reserve is closed.

THROUGH A BROKER/DEALER

■	You may place an order through brokers and dealers to purchase Shares of the Funds (except U.S. Treasury Money Market Fund and Class A Shares of Cash

HIBERNIA FUNDS	36

Reserve Fund). Shares will be purchased at the public offering price next determined after the Fund receives the purchase request from HNB or HILLC, which forwards the request to the transfer agent.
■	Purchase requests through registered broker/dealers must be received by HNB or HILLC and transmitted to the Fund before 3:00 p.m. (Central time) in order for Shares to be purchased at that day’s public offering price.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder’s checking account and invested in Fund Shares at the NAV next determined after an order is received, plus the applicable sales charge, if any. A shareholder of a Fund may apply for participation in this program through HNB or HILLC.

HOW TO REDEEM AND EXCHANGE SHARES

You should redeem or exchange Shares:

■	directly from HNB or HILLC if you purchased Shares directly from one of them; or
■	through an investment professional if you purchased Shares through an investment professional.

DIRECTLY FROM HILLC

By Telephone

You may redeem or exchange Shares by calling HILLC at 1-800-999-0426, or the Fund once you have completed the appropriate authorization form (you may exchange Shares by calling the Distributor directly).

Equity and Income Funds

If you call before the end of regular trading on the NYSE (normally 3:00 p.m. Central time) to redeem Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total Return Bond Fund or U.S. Government Income Fund, you will receive a redemption amount based on that day’s NAV. If you call after the end of regular trading on the NYSE to redeem Shares of such Funds, you will receive a redemption amount based upon the next calculated NAV.

Money Market Funds

If you call before 2:00 p.m. (Central time) to redeem from a Money Market Fund, your redemption will be wired to you the same day. You will not receive that day’s dividend.

If you call after 2:00 p.m. (Central time) to redeem from a Money Market Fund, your redemption will be wired to you the following business day. You will receive that day’s dividend.

By Mail

You may redeem or exchange Shares by mailing a written request to HNB or HILLC.

Equity and Income Funds

You will receive a redemption amount based on the next calculated NAV after the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total Return Bond Fund or U.S. Government Income Fund receives your written request in proper form.

Money Market Funds

Your redemption request for a Money Market Fund will be processed on the day the Fund receives your written request in proper form. Dividends are paid up to and including the day that a redemption request is processed.

Send requests by mail to:

HILLC

313 Carondelet Street

New Orleans, Louisiana 70130

37	HIBERNIA FUNDS

All requests must include:

■	Shareholder Name;
■	Fund Name and Share Class, account number and account registration;
■	amount to be redeemed or exchanged;
■	signatures of all shareholders exactly as registered; and
■	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your investment professional or HILLC at 1-800-999-0426 if you need special instructions.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption or exchange request to your investment professional by the end of regular trading on the NYSE (normally 3:00 p.m. Central time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional or its agent.

Signature Guarantees

Signatures must be guaranteed if:

■	your redemption will be sent to an address other than the address of record;
■	your redemption will be sent to an address of record that was changed within the last 30 days;
■	a redemption is payable to someone other than the shareholder(s) of record; or
■	if exchanging (transferring) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record or wired to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to five days:

■	to allow your purchase to clear;
■	during periods of market volatility; or
■	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in a Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE


Shareholders of any of the Funds are shareholders of Hibernia Funds. You may exchange Class A Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, and Cash Reserve Fund or Shares of Total Return Bond Fund, U.S. Government Income Fund, and U.S. Treasury Money Market Fund for Shares of each of the portfolios of Hibernia Funds through a telephone exchange program. Class B Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund may be exchanged for another Hibernia Fund’s Class B Shares through a telephone exchange program.


To do this, you must:

■	ensure that the account registrations are identical;
■	you must exchange Shares having an NAV of at least $1,000; and

HIBERNIA FUNDS	38

■	receive a prospectus for the Fund into which you wish to exchange.

When an exchange is made from a Fund with a front end sales charge to a Fund with no front end sales charge, the Shares exchanged and acquired through reinvested dividends retain the character of the exchanged Shares for purposes of exercising further exchange privileges; thus, an exchange of such Shares for Shares of a Fund with a front end sales charge would be at NAV.

An exchange of Class B Shares for Class B Shares of another Hibernia Fund will not be subject to a CDSC. However, if the shareholder redeems the exchanged for Shares within six years of the original purchase of Class B Shares, a CDSC will be imposed. For purposes of computing the CDSC, the length of time the shareholder has owned Class B Shares will be measured from the date of original purchase and will not be affected by the exchange.

The Funds may modify or terminate the exchange privilege at any time. The Funds’ management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Funds and other shareholders. If this occurs, the Funds may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Hibernia Funds.

SYSTEMATIC WITHDRAWAL PROGRAM (SWP)

You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the application or contact your investment professional, HNB or HILLC. Your account value must have a value of at least $10,000, other than retirement accounts, at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.


Generally, it is not advisable to continue to purchase Class A Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund or Shares of Total Return Bond Fund or U.S. Government Income Fund subject to a sales charge while redeeming Shares using this program.


Systematic Withdrawal Program On Class B Shares

You will not be charged a CDSC on SWP redemptions if:

■	you redeem 12% or less of your account value in a single year;
■	you reinvest all dividends and capital gains distributions; and
■	your account has at least a $10,000 balance when you establish the SWP (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.).

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Funds will record your telephone instructions. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Funds no longer issue share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Funds, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

39	HIBERNIA FUNDS

ACCOUNT AND SHARE INFORMATION

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Capital Appreciation Fund and Mid Cap Equity Fund declare and pay any dividends quarterly to shareholders. The Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund declare and pay any dividends monthly to shareholders. Dividends are paid to all shareholders invested in a Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend. The Money Market Funds declare any dividends daily and pay them monthly to shareholders.

If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Funds pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares (other than Money Market Fund Shares) just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before a Fund declares a dividend or capital gain. Contact your investment professional or HNB for information concerning when dividends and capital gains will be paid.


The Money Market Funds do not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.


ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. For all the Funds (except Louisiana Municipal Income Fund), Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time a Fund holds its assets.

Fund	Distributions are expected to be primarily
Capital Appreciation Fund	Capital Gains
Mid Cap Equity Fund	Capital Gains
Total Return Bond Fund	Dividends
U.S. Government Income Fund	Dividends
Cash Reserve Fund	Dividends
U.S. Treasury Money Market Fund	Dividends

With regard to the Louisiana Municipal Income Fund, it is anticipated that distributions will be primarily dividends that are exempt from federal income tax, although a portion of the Fund’s dividends may not be

HIBERNIA FUNDS	40

exempt. Dividends may be subject to state and local taxes, although the Fund’s dividends will be exempt from Louisiana state personal income tax to the extent they are derived from interest on obligations exempt from Louisiana personal income taxes. Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Distributions of net short-term gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. It is likely that you will be required to include interest from a portion of the municipal securities owned by the Fund in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.


FREQUENT TRADING POLICIES–EQUITY AND INCOME FUNDS

Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds’ investment strategies (e.g., by requiring them to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in the Funds’ NAV in advance of the time as of which NAV is calculated.

The Funds’ Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of a Fund’s Shares. The Funds monitor trading in Fund Shares in an effort to identify disruptive trading activity. The Funds monitor trades into and out of the Funds within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Funds may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Funds’ management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Funds and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Funds define their limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Funds’ portfolios and their performance.

The Funds’ objective is that their restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Funds anticipate that limitations on their ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

FREQUENT TRADING POLICIES—MONEY MARKET FUNDS

Given the short-term nature of the Money Market Funds’ investments and their use of the amortized cost


41	HIBERNIA FUNDS


method for calculating the NAV of Fund Shares, the Funds do not anticipate that in the normal case frequent or short-term trading into and out of the Funds will have significant adverse consequences for the Funds and their shareholders. For this reason and because the Funds are intended to be used as a liquid short-term investment, the Funds’ Board has not adopted policies or procedures to discourage frequent or short-term trading of the Funds’ Shares. However, the Funds may limit or terminate the availability of purchases or exchanges to a shareholder and may bar the shareholder from purchasing shares of other Hibernia Funds if the Funds’ management or Adviser determines from the amount, frequency or pattern of purchases and redemptions or exchanges that the shareholder is engaged in excessive trading that is or could be detrimental to the Funds and other shareholders.

PORTFOLIO HOLDINGS INFORMATION

You can access summary portfolio composition information concerning each Fund’s portfolio holdings in the “Fund Information” section under the “Fund Performance” pages of the Hibernia Funds website at www.Hiberniafunds.com. This information is prepared as of the end of each quarter, is posted on the website approximately 30 days after the end of the quarter, and remains there until replaced by the information for the succeeding quarter. The summary portfolio composition information may include the following types of information, but is subject to change: identification of the Funds’ top ten holdings, percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country, as applicable.

In addition, the Funds’ Annual and Semi-Annual reports contain complete listings of the Funds’ portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters. You may download copies at www.Hiberniafunds.com or request a copy by calling 1-800-999-0426. Each Fund also prepares a report on Form N-Q of its portfolio holdings as of the end of the Funds’ first and third fiscal quarters. Each of these fiscal quarter reports contains complete listings of each Fund’s portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may request a copy by calling the Hibernia Funds at 1-800-999-0426.


WHO MANAGES THE FUNDS?


The Board of Trustees governs the Funds. The Board selects and oversees the Adviser, Hibernia Asset Management L.L.C. (“HAM”). The Adviser manages the Funds’ assets, including buying and selling portfolio securities. The Adviser’s address is Hibernia National Bank, Attn: Hibernia Funds, P.O. Box 61540, New Orleans, Louisiana 70161.

HAM is a wholly owned subsidiary of HNB, which is a national bank organized in 1933. Prior to February 1, 2005, a separately identifiable division of HNB, Hibernia Asset Management, provided investment advisory services to each portfolio of the Hibernia Funds. As of February 1, 2005, HNB organized a separate subsidiary to provide all investment advisory services, HAM, a Louisiana limited liability company, of which HNB is the sole member. HAM succeeded to the contract under which investment advisory services are provided to each of the portfolios of the Hibernia Funds. This succession did not result in a change of actual control or management of the Funds’ Adviser. Through its subsidiaries and affiliates, HNB offers a full range of financial services to the public, including commercial lending, depository services, cash management, retail banking, mortgage banking, discount brokerage, investment counseling, international banking, and trust services.

HNB became a principal subsidiary of Capital One Financial Corporation (“Capital One”) on November 16, 2005. Capital One is a diversified financial services company whose subsidiaries market a variety of


HIBERNIA FUNDS	42


financial products and services to consumers. Capital One’s subsidiaries collectively had 49.2 million accounts and $84.8 billion in managed loans outstanding as of September 30, 2005. HNB has approximately $21 billion is assets and approximately 311 banking locations in 34 Louisiana parishes and 34 Texas counties. As part of their regular banking operations, HNB may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of HNB. The lending relationship will not be a factor in the selection of securities.

Martin C. Sirera has been the portfolio manager of the Capital Appreciation Fund and Mid Cap Equity Fund since September 2003. He joined HNB in 1996 and is currently a Vice President of HNB and Senior Equity Portfolio Manager for HAM. His responsibilities include managing the Funds’ portfolios, leading and setting equity investment policy, and managing other portfolios for HAM clients. Previously, Mr. Sirera was a portfolio manager for a major Southeastern financial institution from October 1995 through March 1996. Before that, he was a portfolio manager for a major Louisiana-based bank from January 1993 through September 1995. He has served as President of the Financial Analysts of New Orleans (“FANO”) and as a grader for Chartered Financial Analyst® exams, and is currently a member of FANO and CFA® Institute. Mr. Sirera is a Chartered Financial Analyst® and received his B.S. degree in Finance from the University of New Orleans.

The Adviser manages the Total Return Bond Fund and U.S. Government Income Fund by an investment team approach, with the team consisting of Paul Teten, Gregory Francis, Steven J. Knight and Gilbert Braunig. Mr. Francis is the primary portfolio manager for the Funds and Mr. Teten and Mr. Knight serve as back-up portfolio managers for the Funds. Mr. Braunig assists Mr. Teten, Mr. Knight and Mr. Francis with portfolio analysis, and other quantitative analysis. His responsibilities include preparing fixed income credit analysis for the Funds.


Paul Teten has been with HAM since April 2004, and is currently a Vice President and Chief Fixed Income Strategist. Mr. Teten currently oversees investment portfolios for both institutional and individual clients. Mr. Teten has more than 25 years of investment management experience. Previously, Mr. Teten served as senior investment strategist and founding partner of Criterion Investment Management in Houston. He also gained extensive experience in investment management while serving as senior portfolio manager for Bank of America’s Private Bank in Houston. Mr. Teten is a Chartered Financial Analyst® and received his B.B.A. and M.B.A. from The University of Texas at Austin.

Steven J. Knight has been with HAM since January 2005, and is currently a Vice President and the Fixed Income Strategist for HAM. His responsibilities include managing HAM’s Fixed Income Investment Team, monitoring and managing Personal Trust, Employee Benefit, Investment Management Agency and Mutual Fund accounts. Previously, Mr. Knight was a Vice President and Director of U.S. Bank from 1997 to 2001 and an International Investment Director for the Principal Financial Group from 1980 to 1996. Mr. Knight is a Chartered Financial Analyst® and received his B.A. degree from Central College and his Master of Arts from the University of Iowa.

Gregory Francis has been with HAM since April 2005, and is currently a Vice President and Fixed Income Portfolio Manager for HAM. His responsibilities include monitoring and managing Personal Trust, Employee Benefit, and Investment Management Agency portfolios. Mr. Francis has been in the investment management business for 19 years. He was previously employed by New York Life Insurance Company as Co-Head of Fixed Income Portfolio Management and Strategy from 1991 to 2000. Prior to that, he served as a Senior Fixed Income and Derivatives Strategist for Bankers Trust from 1988 to 1991, and Donaldson, Lufkin and Jenrette from 1986 to 1988. Mr. Francis received his B.S. degree in Applied Physics from Columbia University School of Engineering.


43	HIBERNIA FUNDS


Gilbert Braunig has been with HAM since January 2004, and is currently an Assistant Vice President and Fixed Income Analyst for HAM. He is responsible for credit research and support of HAM’s fixed income team. Previously, Mr. Braunig worked for State Street Bank and Trust in a number of positions, from January 2000 to July 2003, most recently as a Product Development Officer. Mr. Braunig is a Chartered Financial Analyst® and received his B.S. degree in Business Administration from Babson College.

Steven J. Knight has been the portfolio manager of the Louisiana Municipal Income Fund since January 2005 and Paul Teten has been the portfolio manager of the Louisiana Municipal Income Fund since December 2005. Please refer to the previous paragraphs regarding their biographical information.

On or before February 28, 2006, Paul Teten will become the primary portfolio manager of the Louisiana Municipal Income Fund and Steven J. Knight will no longer manage the fund or be part of the investment team that manages the Total Return Bond Fund and the U.S. Government Income Fund.

The Adviser manages the Cash Reserve Fund and U.S. Treasury Money Market Fund by an investment team approach.


ADVISORY FEES


The Adviser receives a monthly investment advisory fee at annual rates equal to percentages of the relevant Fund’s average net assets, as follows: Capital Appreciation Fund—0.75%; Louisiana Municipal Income Fund—0.45%; Mid Cap Equity Fund—0.75%; Total Return Bond Fund—0.50%; U.S. Government Income Fund—0.45%; Cash Reserve Fund and U.S. Treasury Money Market Fund—0.40%. The Adviser may voluntarily choose to waive a portion of its fee or reimburse a Fund for certain operating expenses.



PORTFOLIO MANAGEMENT INFORMATION

The Funds’ Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Funds.


FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand a Fund’s financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.


This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds’ audited financial statements, is included in the Annual Report, which is available upon request.


HIBERNIA FUNDS	44


HIBERNIA FUNDS-FINANCIAL HIGHLIGHTS



(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments
Capital Appreciation Fund—Class A Shares
2001	$27.41	0.02	(6.07)	(6.05)	—	(0.52)
2002	$20.84	0.04	(3.44)	(3.40)	(0.02)	(0.92)
2003	$16.50	0.08[3]	1.31	1.39	(0.07)	—
2004	$17.82	0.08[3]	1.62	1.70	(0.07)	(1.14)
2005	$18.31	0.13[3]	2.26	2.39	(0.15)	(1.13)
Capital Appreciation Fund—Class B Shares
2001	$26.76	(0.18)	(5.87)	(6.05)	—	(0.52)
2002	$20.19	(0.11)	(3.31)	(3.42)	—	(0.92)
2003	$15.85	(0.04)[3]	1.25	1.21	—	—
2004	$17.06	(0.06)[3]	1.56	1.50	—	(1.14)
2005	$17.42	(0.01)[3]	2.14	2.13	—	(1.13)
Louisiana Municipal Income Fund—Class A Shares
2001	$10.85	0.53[3]	0.50	1.03	(0.53)	(0.02)
2002	$11.33	0.51[4]	0.07[4]	0.58	(0.51)	(0.00)[5]
2003	$11.40	0.50	(0.12)	0.38	(0.50)	(0.07)
2004	$11.21	0.48	0.17	0.65	(0.47)	(0.03)
2005	$11.36	0.46	(0.07)	0.39	(0.46)	(0.03)
Louisiana Municipal Income Fund—Class B Shares
2002[6]	$11.36	0.34[4]	0.05[4]	0.39	(0.35)	(0.00)[5]
2003	$11.40	0.40	(0.12)	0.28	(0.40)	(0.07)
2004	$11.21	0.38	0.19	0.57	(0.38)	(0.03)
2005	$11.37	0.36	(0.07)	0.29	(0.36)	(0.03)
Mid Cap Equity Fund—Class A Shares
2001	$16.01	(0.03)	(2.12)	(2.15)	—	(1.29)
2002	$12.57	(0.02)	(1.01)	(1.03)	—	(0.08)
2003	$11.46	(0.05)[3]	1.51	1.46	—	—
2004	$12.92	(0.02)[3]	1.56	1.54	—	(0.07)
2005	$14.39	0.03[3]	4.00	4.03	—	(0.72)
Mid Cap Equity Fund—Class B Shares
2001	$15.81	(0.11)	(2.13)	(2.24)	—	(1.29)
2002	$12.28	0.18	(1.26)	(1.08)	—	(0.08)
2003	$11.12	(0.14)[3]	1.46	1.32	—	—
2004	$12.44	(0.12)[3]	1.50	1.38	—	(0.07)
2005	$13.75	(0.09)[3]	3.81	3.72	—	(0.72)
Total Return Bond Fund
2001	$9.62	0.57	0.56	1.13	(0.59)	—
2002	$10.16	0.52[3],8	—[8]	0.52	(0.53)	—
2003	$10.15	0.45[3]	(0.11)	0.34	(0.51)	—
2004	$9.98	0.41[3]	(0.05)	0.36	(0.45)	—
2005	$9.89	0.38[3]	(0.05)	0.33	(0.44)	—

1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable Total returns for periods less than one year are not annualized.
2	This voluntary expense decrease is reflected in both the net expense and net investment income ratios.
3	Based on average shares outstanding.
4	Effective September 1, 2001 the Louisiana Municipal Income Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting short and long term discounts on debt securities. For the period ended August 31, 2002 this change had no effect on net investment income per share or net realized and unrealized gain per share, but increased the ratio of net investment income to average net assets from 4.58% to 4.59% for Class A Shares

Further information about the Funds’ performance is contained in the Funds’ Annual Report, dated August 31, 2005, which can be obtained free of charge.


45	HIBERNIA FUNDS


			Ratio to Average Net Assets
Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimbursement[2]	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

(0.52)	$20.84	(22.37)%	1.21%	0.07%	—	$265,817	2%
(0.94)	$16.50	(17.18)%	1.23%	0.18%	—	$217,744	3%
(0.07)	$17.82	8.46%	1.27%	0.48%	—	$234,905	29%
(1.21)	$18.31	9.87%	1.25%	0.41%	—	$239,871	22%
(1.28)	$19.42	13.44%	1.26%	0.70%	—	$240,297	32%

(0.52)	$20.19	(22.93)%	1.96%	(0.68)%	—	$15,245	2%
(0.92)	$15.85	(17.83)%	1.98%	(0.57)%	—	$11,849	3%
—	$17.06	7.63%	2.02%	(0.27)%	—	$11,865	29%
(1.14)	$17.42	9.08%	2.00%	(0.34)%	—	$11,981	22%
(1.13)	$18.42	12.56%	2.01%	(0.04)%	—	$9,077	32%

(0.55)	$11.33	9.79%	0.66%	4.83%	0.33%	$98,822	9%
(0.51)	$11.40	5.32%	0.71%	4.59%[4]	0.33%	$84,361	10%
(0.57)	$11.21	3.33%	0.74%	4.36%	0.33%	$81,468	9%
(0.50)	$11.36	5.88%	0.75%	4.20%	0.33%	$78,288	11%
(0.49)	$11.26	3.49%	0.76%	3.98%	0.34%	$75,298	53%

(0.35)	$11.40	3.60%	1.59%[7]	3.76%[4,7]	0.23%[7]	$2,824	10%
(0.47)	$11.21	2.47%	1.59%	3.51%	0.23%	$4,127	9%
(0.41)	$11.37	5.08%	1.60%	3.35%	0.23%	$3,569	11%
(0.39)	$11.27	2.60%	1.61%	3.13%	0.24%	$3,342	53%

(1.29)	$12.57	(14.05)%	1.58%	(0.21)%	0.15%	$36,985	20%
(0.08)	$11.46	(8.27)%	1.57%	(0.51)%	—	$42,545	12%
—	$12.92	12.74%	1.55%	(0.48)%	—	$59,735	25%
(0.07)	$14.39	12.01%	1.45%	(0.14)%	—	$74,783	51%
(0.72)	$17.70	28.80%	1.36%	0.20%	—	$123,324	37%

(1.29)	$12.28	(14.86)%	2.33%	(0.94)%	0.15%	$3,548	20%
(0.08)	$11.12	(8.87)%	2.32%	(1.26)%	—	$3,450	12%
—	$12.44	11.87%	2.30%	(1.23)%	—	$3,795	25%
(0.07)	$13.75	11.19%	2.20%	(0.89)%	—	$4,321	51%
(0.72)	$16.75	27.85%	2.11%	(0.56)%	—	$5,025	37%

(0.59)	$10.16	12.08%	0.97%	5.79%	0.30%	$71,060	8%
(0.53)	$10.15	5.39%	1.01%	5.18%[8]	0.30%	$47,428	0%
(0.51)	$9.98	3.38%	1.01%	4.38%	0.40%	$48,563	20%
(0.45)	$9.89	3.72%	1.01%	4.08%	0.40%	$51,957	22%
(0.44)	$9.78	3.39%	0.98%	3.92%	0.41%	$53,319	123%

and increased the ratio of net investment income to average net assets from 3.75% to 3.76% for Class B Shares. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
5	Represents less than $0.01.
6	Reflects operations for the period from November 15, 2001 (date of initial public offering) to August 31, 2002.
7	Computed on an annualized basis.
8	Effective September 1, 2001, the Total Return Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premiums on long term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain/loss per share by $0.01, and decrease the ratio of net investment income to average net assets from 5.34% to 5.18%. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

HIBERNIA FUNDS	46


HIBERNIA FUNDS-FINANCIAL HIGHLIGHTS



(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income
U.S. Government Income Fund
2001	$9.85	0.59	0.46	1.05	(0.60)
2002	$10.30	0.61[3]	0.13[3]	0.74	(0.56)
2003	$10.48	0.42[4]	(0.11)	0.31	(0.49)
2004	$10.30	0.38[4]	0.03	0.41	(0.41)
2005	$10.30	0.38[4]	(0.16)	0.22	(0.45)
Cash Reserve Fund—Class A Shares
2001	$1.00	0.05	—	0.05	(0.05)
2002	$1.00	0.01	(0.00)[5]	0.01	(0.01)
2003	$1.00	0.01	0.00[5]	0.01	(0.01)
2004	$1.00	0.005	0.000[6]	0.005	(0.005)
2005	$1.00	0.019	(0.000)[6]	0.019	(0.019)
Cash Reserve Fund—Class B Shares
2001	$1.00	0.04	—	0.04	(0.04)
2002	$1.00	0.01	(0.00)[5]	0.01	(0.01)
2003	$1.00	0.01	0.00[5]	0.01	(0.01)
2004	$1.00	0.003	0.001	0.004	(0.004)
2005	$1.00	0.018	(0.000)[6]	0.018	(0.018)
U.S. Treasury Money Market Fund
2001	$1.00	0.05	—	0.05	(0.05)
2002	$1.00	0.01	—	0.01	(0.01)
2003	$1.00	0.01	—	0.01	(0.01)
2004	$1.00	0.003	—	0.003	(0.003)
2005	$1.00	0.017	(0.000)[6]	0.017	(0.017)

1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
2	This voluntary expense decrease is reflected in both the net expense and net investment income ratios.
3	Effective September 1, 2001, the U.S. Government Income Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premiums on long term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gain/loss per share by $0.05, and decrease the ratio of net investment income to average net assets from 5.41% to 4.87%. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
4	Based on average shares outstanding.
5	Represents less than $0.01.
6	Represents less than $0.001.

Further information about the Funds’ performance is contained in the Funds’ Annual Report, dated August 31, 2005, which can be obtained free of charge.


47	HIBERNIA FUNDS


		Ratio to Average Net Assets
Net Asset Value, End of Period	Total Return[1]	Net Expenses	Net Investment Income	Expense Waiver/ Reimbursement[2]	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

$10.30	10.95%	0.68%	5.83%	0.31%	$85,017	27%
$10.48	7.39%	0.69%	4.87%[3]	0.31%	$85,093	39%
$10.30	3.01%	0.70%	3.97%	0.31%	$89,573	31%
$10.30	4.08%	0.70%	3.71%	0.31%	$82,231	29%
$10.07	2.14%	0.74%	3.74%	0.33%	$71,695	86%

$1.00	4.66%	0.90%	4.47%	—	$244,254	—
$1.00	1.27%	0.84%	1.28%	0.06%	$212,320	—
$1.00	0.80%	0.53%	0.81%	0.40%	$182,575	—
$1.00	0.55%	0.56%	0.55%	0.40%	$166,616	—
$1.00	1.97%	0.56%	1.89%	0.42%	$134,356	—

$1.00	3.88%	1.65%	3.34%	—	$509	—
$1.00	0.84%	1.30%	0.81%	0.35%	$696	—
$1.00	0.57%	0.89%	0.45%	0.79%	$677	—
$1.00	0.40%	0.71%	0.39%	1.00%	$417	—
$1.00	1.81%	0.71%	1.78%	1.02%	$387	—

$1.00	4.68%	0.64%	4.56%	—	$210,102	—
$1.00	1.38%	0.62%	1.37%	—	$193,535	—
$1.00	0.62%	0.65%	0.61%	—	$221,334	—
$1.00	0.34%	0.66%	0.34%	—	$152,264	—
$1.00	1.69%	0.70%	1.74%	—	$204,027	—

HIBERNIA FUNDS	48

PROSPECTUS


A Statement of Additional Information (SAI) dated December 31, 2005, is incorporated by reference into this prospectus. Additional information about the Funds and their investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Funds at 1-800-999-0426.

These documents, as well as additional information about the Funds (including portfolio holdings, performance and distributions), are also available on the Hibernia Funds’ website at www.Hiberniafunds.com.

You can obtain information about the Funds (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.


Hibernia Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7010

www.Hiberniafunds.com


Investment Company Act File No. 811-5536


Cusip 428661102

Cusip 428661201

Cusip 428661508

Cusip 428661862

Cusip 428661607

Cusip 428661706

Cusip 428661805

Cusip 428661888

Cusip 428661300

Cusip 428661409

Cusip 428661870


006584 (12/05)


HIBERNIA FUNDS

Hibernia Capital Appreciation Fund

CLASS A SHARES

CLASS B SHARES


Hibernia Louisiana Municipal Income Fund


CLASS A SHARES

CLASS B SHARES

Hibernia Mid Cap Equity Fund

CLASS A SHARES

CLASS B SHARES

Hibernia Total Return Bond Fund

Hibernia U.S. Government Income Fund

Hibernia Cash Reserve Fund

CLASS A SHARES

CLASS B SHARES


Hibernia U.S. Treasury Money Market Fund

PORTFOLIOS OF THE HIBERNIA FUNDS

DECEMBER 31, 2005


[LOGO OF RECYCLED PAPER]

-----------------------------------------------------------------------------
                                 HIBERNIA FUNDS
-----------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                    DECEMBER 31, 2005

                       Hibernia Capital Appreciation Fund
                        Class A Shares And Class B Shares

                  Hibernia Louisiana Municipal Income Fund
                        Class A Shares And Class B Shares

                          Hibernia Mid Cap Equity Fund
                        Class A Shares And Class B Shares

                         Hibernia Total Return Bond Fund

                      Hibernia U.S. Government Income Fund

                           Hibernia Cash Reserve Fund
                        Class A Shares And Class B Shares

                  Hibernia U.S. Treasury Money Market Fund

                         (PORTFOLIOS OF HIBERNIA FUNDS)

   This Statement of Additional Information (SAI) is not a prospectus.
Read this SAI in conjunction with the prospectus for Hibernia Capital
Appreciation Fund, Class A Shares and Class B Shares, Hibernia Louisiana
Municipal Income Fund, Class A Shares and Class B Shares, Hibernia Mid Cap
Equity Fund, Class A Shares and Class B Shares, Hibernia Total Return Bond Fund,
Hibernia U.S. Government Income Fund, Hibernia Cash Reserve Fund, Class A Shares
and Class B Shares, and Hibernia U.S. Treasury Money Market Fund (collectively,
"The Funds") dated December 31, 2005.

   This SAI incorporates by reference the Funds' Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-999-0426.

                                    CONTENTS

                                How are the Funds Organized?                   2
                                Securities in Which the Funds Invest           2
                                What Do Shares Cost?                          22
                                How are the Funds Sold?                       24
                                Exchanging Securities for Shares              25
                                Redemption in Kind                            25
                                Massachusetts Partnership Law                 25
Cusip 428661102                 Account and Share Information                 26
Cusip 428661201                 Tax Information                               27
Cusip 428661508                 Who Manages and Provides Services to the
Cusip 428661862                 Funds?                                        28
Cusip 428661607                 How Do the Funds Measure Performance?         37
Cusip 428661706                 Financial Information                         44
Cusip 428661805                 Invetment Ratings                             44
Cusip 428661888                 Addresses                      Inside Back Cover
Cusip 428661300                 Appendix
Cusip 428661409
Cusip 428661870
006897 (12/05)

HOW ARE THE FUNDS ORGANIZED?

   Hibernia Capital Appreciation Fund (Capital Appreciation Fund), Hibernia Mid
Cap Equity Fund (Mid Cap Equity Fund), Hibernia Total Return Bond Fund (Total
Return Bond Fund), Hibernia U.S. Government Income Fund (U.S. Government Income
Fund) (together, the Equity and Income Funds) are diversified portfolios of
Hibernia Funds (Trust). Hibernia Cash Reserve Fund (Cash Reserve Fund) and
Hibernia U.S. Treasury Money Market Fund (U.S. Treasury Money Market Fund)
(together, the Money Market Funds) are also diversified portfolios of the Trust.
Hibernia Louisiana Municipal Income Fund (Louisiana Municipal Income Fund) is a
non-diversified portfolio of the Trust. The Trust is an open-end, management investment company that was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on April 8, 1988.

   The Board of Trustees (the Board) has established two classes of shares of the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity
Fund and Cash Reserve Fund, known as Class A Shares and Class B Shares. This SAI relates to all of the Funds and their respective classes of Shares (Shares). The
Funds' investment adviser is Hibernia Asset Management L.L.C. ("Adviser" or
"Hibernia"), a Louisiana limited liability company.

SECURITIES IN WHICH THE FUNDS INVEST

The following is a table that indicates which types of securities are a: P =
Principal investment of a Fund; (shaded in chart) A = Acceptable (but not principal) investment of a Fund; or N = Not an acceptable investment of a Fund.

----------------------------------------------------------------------------------------------
Securities    Capital    Louisiana   Mid Cap    Total         U.S.       Cash       U.S.
in which    Appreciation Municipal   Equity     Return     Government   Reserve  Treasury
the Funds      Fund       Income      Fund       Bond        Income      Fund      Money
Invest:                                 Fund                  Fund         Fund    Market
                                                                                    Fund
----------------------------------------------------------------------------------------------
Equity
Securities      P          N           P         N           N           N          N

Common
Stocks          P          N           P         N           N           N          N

Preferred
Stocks          A          N           A         N           N           N          N

Warrants        A          N           A         N           N           N          N

Fixed Income    A          P           A         P           P           P          P
Securities

Treasury
Securities      A          A           A         P           P           A          P

Agency
Securities      A          A           A         P           P           A          N

Corporate
Debt Securities A          A           A         P           A          P           N

Commercial
Paper(1)        A          A           A         A           A           P          N

-----------------------------------------------------------------------------------------
Securities        Capital   Louisiana  Mid Cap  Total      U.S.     Cash       U.S.
in which       Appreciation Municipal  Equity   Return  Government  Reserve  Treasury
Funds Invest:     Fund       Income     Fund    Bond      Income     Fund      Money
                              Fund              Fund       Fund                Market
                                                                               Fund
Demand               A          A        A        A         N         P         N
Instruments

Taxable              N          A        N        A         A         N         N
Municipal
Securities

Mortgage             N          N        N        P         A         N         N
Backed
Securities

Collateralized       N          N        N        P         P         N         N
Mortgage
Obligations
(CMOs)

Sequential CMOs      N          N        N        A         A         N         N

Z Classes and        N          N        N        A         A         N         N
Residual
Classes

Asset Backed         N          N        N        P         A         A         N
Securities

Zero Coupon          A          A        A        A         A         A         A
Securities

Bank                 A          A        A        A         A         A         N
Instruments

Credit               N          A        N        N         N         A         N
Enhancement

Convertible          A          N        A        A         A         N         N
Securities

Tax Exempt           N          P        N        A         N         N         N
Securities

General              N          P        N        N         N         N         N
Obligation
Bonds

Special              N          P        N        N         N         N         N
Revenue Bonds

Private              N          A        N        N         N         N         N
Activity Bonds

-----------------------------------------------------------------------------------------
Securities       Capital     Louisiana  Mid Cap  Total      U.S.      Cash       U.S.
in which the   Appreciation  Municipal  Equity   Return  Government  Reserve   Treasury
Funds Invest:      Fund        Income    Fund     Bond    Income      Fund      Money
                                Fund              Fund      Fund                Market
                                                                                 Fund

Tax Increment        N          A        N        N         N         N         N
Financing Bonds

Municipal Notes      N          A        N        N         N         N         N

Municipal            N          A        N        N         N         N         N
Leases

Participation        N          A        N        N         N         N         N
Interests

Variable Rate        N          A        N        N         N         A         N
Demand
Instruments

Foreign              A          N        A        A         N         N         N
Securities(2)

Depositary           A          N        A        A         N         N         N
Receipts

Foreign              A          N        A        A         N         N         N
Exchange
Contracts

Foreign              A          N        A        A         N         N         N
Government
Securities

Brady Bonds          A          N        A        A         N         N         N

Derivative           A          A        A        A         A         N         N
Contracts

Futures              A          A        A        A         A         N         N
Contracts(3)/4

Options(3)           A          A        A        A         A         N         N

Special
Transactions

Repurchase           A          A        A        A         A         P         P
Agreements

Reverse              A          A        A        A         A         A         N
Repurchase
Agreements

Delayed              A          A        A        A         A         A         A
Delivery
Transactions

To Be                A          A        A        A         A         A         N
Announced
Securities
(TBAs)

Dollar Rolls         A          A        A        A         A         A         N

Securities           A          A        A        A         A         N         N
Lending

Asset Coverage       A          A        A        A         A         A         N

Shares of            A          A        A        A         A         A         A
Other
Investment
Companies

Restricted and       A          A        A        A         A         A         A
Illiquid
Securities(5)

1 Cash Reserve Fund will not invest more than 25% of the value of its total assets in any one industry except commercial paper of finance companies.

2 The Capital Appreciation Fund, Mid Cap Equity Fund and Total Return Bond Fund
will only purchase securities issued in U.S. dollar denominations and will not invest more than 15% of total assets in foreign securities.

3 The Capital Appreciation Fund and Mid Cap Equity Fund may utilize stock index futures contracts, options and options on stock index futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. A Fund will not purchase put options on securities, other than put options on stock indices, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's net assets would be invested in premiums on open put option positions. Each Fund will limit its option writing so that the assets underlying such options will not exceed 25% of its total net assets.

4 A Fund will not participate in futures transactions if the sum of its initial margin deposits will exceed 5% of the value of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts into which it has entered.

5 The Funds may invest up to 10% of their respective total assets in restricted securities. Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap
Equity Fund, Total Return Bond Fund, and U.S. Government Income Fund will limit investments in illiquid securities (including, as applicable, certain restricted securities not determined by the Board to be liquid, non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, and over-the-counter options) to 15% of their respective net assets. The Money Market Funds will limit investments in illiquid securities to
10% of their respective net assets.

   Permitted securities and investment techniques are set forth in the securities chart. Securities and techniques principally used by the Funds to meet their respective goals are above described in the prospectus. Other securities and techniques used by the Funds to meet their respective goals are described below.

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES

   Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Funds may invest.

Preferred Stocks

   Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

Warrants

   Warrants give a Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.
Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

   Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

   A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The following describes the types of fixed income securities in which the Funds may invest:

Taxable Municipal Securities

   Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Funds may invest in taxable municipal securities.

Mortgage Backed Securities

   Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates.
Interests in pools of adjustable rate mortgages are known as ARMs.

   Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages.
As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

   CMOs, including interests in real estate mortgage investment conduits
(REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities.
This creates different prepayment and interest rate risks for each CMO class.

Sequential CMOs

   In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of
CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

   The Funds will invest only in CMOs which are rated AAA by a nationally recognized statistical rating organization (NRSRO) and which may be: (a)
collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S.
government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (c) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

Z Classes and Residual Classes

   CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual
(Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

   The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Zero Coupon Securities

   Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security.
Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

   There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, Treasury Income
Growth Receipts (TIGRs) and Certificates of Accrual on Treasuries (CATs) are the
most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity.
These are referred to as pay-in-kind or PIK securities.

Bank Instruments

   Bank instruments are unsecured interest bearing deposits with banks.
Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances.  Yankee instruments are denominated in
U.S. dollars and issued by U.S. branches of foreign banks.  Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Credit Enhancement

   Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer.
For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

   Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to the defaulted security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

   Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, a Fund could realize an additional $2 per share by converting its fixed income securities.

   Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.
Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a
Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

   The Funds treat convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

Tax Exempt Securities

   Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities.
The market categorizes tax exempt securities by their source of repayment.

Private Activity Bonds

   Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality.
Therefore, any default on the loan normally would result in a default on the bonds.

   The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Louisiana Municipal Income Fund may invest in bonds subject to AMT.

Tax Increment Financing Bonds

   Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

Municipal Notes

   Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal Leases

   Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the leaser can resell the equipment or facility but may lose money on the sale.

   The Louisiana Municipal Income Fund may invest in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation (COPs). However, the Fund may also invest directly in individual leases.

Participation Interests

   The Louisiana Municipal Income Fund may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests give the Fund an undivided interest in Louisiana municipal securities.

   The municipal securities subject to the participation interests are not limited to maturities of one year or less, so long as the participation interests include the right to demand payment, typically within seven days, from the issuers of those interests. The Fund will purchase only participation interests which have such a demand feature or which mature in less than one year. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The
Board will determine that participation interests meet the prescribed quality standards for the Fund.

Liquidity Puts

   The Louisiana Municipal Income Fund may purchase a right to sell a security held by it back to the issuer or to another party at an agreed upon price at any time during a stated period or on a certain date. These rights are also referred to as standby commitments.

Municipal Bond Insurance

   The Louisiana Municipal Income Fund may purchase municipal securities covered by insurance which guarantee the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1)
covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained
Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund (Policies).

   The Fund will require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund's quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities when, in the opinion of the
Fund's Adviser, such insurance would benefit the Fund, for example, through improvement of portfolio quality or increased liquidity of certain securities.
The Fund's Adviser anticipates that more than 50% of the Fund's net assets will be invested in municipal securities which are insured.

   Issuer-Obtained Insurance policies are noncancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by
Issuer-Obtained Insurance, then such security need not be insured by the
Policies purchased by the Fund.

   The Fund may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing.

   The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the Adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such municipal securities were sold without insurance.
   The premiums for the Policies are paid by the Fund and the yield on the
Fund's portfolio is reduced thereby. Premiums for the Policies are paid by the
Fund monthly, and are adjusted for purchases and sales of municipal securities during the month. Depending upon the characteristics of the municipal security held by the Fund, the annual premium for the Policies are estimated to range from 0.1% to 0.25% of the value of the municipal securities covered under the
Policies, with an average annual premium rate of approximately 0.175%.
   The Fund may purchase Policies from MBIA Corp. (MBIA), AMBAC Indemnity
Corporation (AMBAC), Financial Guaranty Insurance Company (FGIC), Bond Investors
Guaranty Insurance Company (BIG), or any other municipal bond insurer which is rated AAA by Standard & Poor's (S&P) or Aaa by Moody's Investors Service
(Moody's). Each Policy guarantees the payment of principal and interest on the municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred. The insurance feature reduces financial risk, but the cost thereof and the restrictions on investments imposed by the guidelines in the insurance policies reduce the yield to shareholders. MBIA, AMBAC, FGIC, and
BIG will not have the right to withdraw coverage on securities insured by their
Policies so long as such securities remain in the Fund's portfolio, nor may
MBIA, AMBAC, FGIC, and BIG cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, FGIC, and BIG will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Board will reserve the right to terminate any policy if it determines that the benefits to the Fund of having its portfolio insured under such policy are not justified by the expense involved.
   Under the Policies, municipal bond insurers unconditionally guarantee to the
Fund the timely payment of principal and interest on the insured municipal securities when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of mandatory sinking fund payment), default or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The municipal bond insurers will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond issuers or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value of the Shares of the Fund, or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities.
However, with respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer of such municipal securities, if there occurs any change in the tax exempt status of interest on such municipal securities, including principal, interest or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal securities. A "when-issued" municipal security will be covered under the
Policies upon the settlement date of the issuer of such "when-issued" municipal security. In determining to insure municipal securities held by the Fund, each municipal bond insurer has applied its own standards, which correspond generally to the standards established for determining the insurability of new issues of municipal securities. This insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the
Policies will reduce the yield to shareholders of the Fund. If a Policy terminates as to municipal securities sold by the Fund on the date of sale, in which event municipal bond insurers will be liable only for those payments of principal and interest that are then due and owing, the provision for insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or subject to significant risk of default, unless the option to obtain permanent insurance is exercised. On the other hand, since Issuer-Obtained Insurance will remain in effect as long as the insured municipal securities are outstanding, such insurance may enhance the marketability of municipal securities covered thereby, but the exact effect, if any, on marketability cannot be estimated. The Fund generally intends to retain any securities that are in default or subject to significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated "BBB") that are not in default. To the extent that the Fund holds defaulted securities, it may be limited in its ability to manage its investments and to purchase other municipal securities. Except as described above with respect to securities that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the municipal securities that it holds.

Variable Rate Demand Instruments

   Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated
maturity may extend beyond thirteen months.

Foreign Securities

   Foreign securities are securities of issuers based outside the United States.
The Funds consider an issuer to be based outside the United States if:

o     it is organized under the laws of, or has a principal office located in, another country;

o     the principal trading market for its securities is in another country; or

o  it (or its subsidiaries) derived in its most current fiscal year at least 50%
   of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

   Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.
Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts

   Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary
Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary
Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary
Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

   In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, a Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Foreign Government Securities

   Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.
Examples of these include, but are not limited to, the International Bank for
Reconstruction and Development (the World Bank), the Asian Development Bank, the
European Investment Bank and the Inter-American Development Bank.

   Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Brady Bonds

   Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International
Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady
Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the
IMF has guaranteed the repayment of any Brady Bond.

Derivative Contracts

      Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps)
require payments relating to the income or returns from the underlying asset.
The other party to a derivative contract is referred to as a counterparty.

   Many derivative contracts are traded on securities or commodities exchanges.
In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange.
Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

   For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.
Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the
Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

   The Funds may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between a Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

   Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

   The Funds may trade in the following types of derivative contracts.

Futures Contracts

   Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset.
Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

   The Funds (except the Money Market Funds) may buy and sell the following types of futures contracts: financial futures contracts, and, in the case of
Capital Appreciation Fund and Mid Cap Equity Fund, stock index futures.

   For the immediate future, Capital Appreciation Fund and Mid Cap Equity Fund will enter into futures contracts directly only when they desire to exercise a financial futures put option in their respective portfolio rather than either closing out the option or allowing it to expire.

Options

   Options are rights to buy or sell an underlying asset for a specified price
(the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller
(writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

   The Funds may:

o     Buy call options on financial futures contracts in anticipation of an increase in the value of the underlying asset;

o     Buy put options on financial futures contracts in anticipation of a decrease in the value of the underlying asset (Except Capital Appreciation
      Fund); and

o Buy or write options to close out existing options positions.

   The Funds may also write call options on portfolio securities to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

   The Funds may also write put options on portfolio securities to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

   When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

   Mid Cap Equity Fund may utilize stock index futures contracts, options and options on stock index futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets.

   Each Fund will limit its purchase of options so that not more than 20% of its net assets will be invested in option premiums. Each Fund will limit its option writing so that the assets underlying such options will not exceed 25% of its total net assets.

Hedging

   Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause a Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A
Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund's ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions may not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Futures And Options Transactions

   The Funds (except the Money Market Funds) may engage in or reserve the right to engage in put and call options, financial futures, and options on futures as discussed for those Funds in the prospectus. For purposes of Capital
Appreciation Fund and Mid Cap Equity Fund, financial futures may include stock index futures.

   The Funds will maintain positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series.

Financial Futures Contracts

   A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract
("going short") and the buyer who agrees to take delivery of the security
("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt securities issued or guaranteed by the U.S.
Treasury or by specified agencies or instrumentalities of the U.S. government.

   In the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge their holdings of securities, the Funds could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect themselves against the possibility that the prices of their securities may decline during the Funds' anticipated holding period. The Funds would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

Purchasing Put Options on Financial Futures Contracts

   Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate)
its purchaser to decide on or before a future date whether to assume a short position at the specified price.

   A Fund could purchase put options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates or as a means of reducing fluctuations in the net asset value
("NAV") of shares of the Fund. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option.
If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by such Fund for the original option plus the realized decrease in value of the hedged securities.

   Alternately, a Fund may exercise its put to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

Writing Call Options on Financial Futures Contracts

   In addition to purchasing put options on futures, a Fund may write listed call options on futures contracts for U.S. government securities to hedge its portfolio against an increase in market interest rates. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, a Fund's obligation under a call option on a future (to sell a futures contact) costs less to fulfill, causing the value of such Fund's call option position to increase.

   In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that Fund keeps the premium received for the option. This premium can offset the drop in value of such Fund's fixed income securities which is occurring as interest rates rise.

   Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, such Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The new premium income of the Fund will then offset the decrease in value of the hedged securities.

Writing Put Options on Financial Futures Contracts

   The Funds may write listed put options on financial futures contracts for
U.S. government securities to hedge their portfolios against a decrease in market interest rates. When a Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option. As market interest rates decrease, the market price of the underlying futures contract increases.

   As the market value of the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. The premium received by the Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future due to the decrease in market interest rates.

   Prior to the expiration of the put option, or its exercise by the buyer, a
Fund may close out the option by buying an identical option. If the hedge is successful, the cost of buying the second option will be less than the premium received by such Fund for the initial option.

Purchasing Call Options on Financial Futures Contracts

   When a Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option. As market interest rates fall, the value of the underlying futures contract will normally increase, resulting in an increase in value of such Fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, a Fund could exercise its option and buy the futures contract below market price.

Limitation on Open Futures Position

   A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, a Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Margin in Futures Transactions

   Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good-faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

   A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expires. In computing its daily NAV, a Fund will mark-to-market its open futures positions.

   The Funds are also required to deposit and maintain margin when they write call options on futures contracts.

Purchasing Put and Call Options on Portfolio Securities

   The Funds may purchase put and call options on portfolio securities to protect against price movements in particular securities. A put option gives a
Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A call option gives a Fund, in return for a premium, the right to buy the underlying security from the seller.

   Capital Appreciation Fund may only buy put options which are listed on a recognized options exchange.

Writing Covered Put and Call Options on Portfolio Securities

   As writer of a call option, a Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. As a writer of a put option, a Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option.

   A Fund may only write call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration). In the case of put options, a Fund will segregate cash or U.S.
Treasury obligations with a value equal to or greater than the exercise price of the underlying securities.

Stock Index Futures and Options

   The Mid Cap Equity Fund may utilize stock index futures contracts, options and options on stock index futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. These futures contracts and options will be used to handle cash flows into and out of the Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investments in stocks.

SPECIAL TRANSACTIONS

Repurchase Agreements

   Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the
Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

   The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

   Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

   Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

   Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for a Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced Securities (TBAs)

   As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund.

Dollar Rolls

   Dollar rolls are transactions where a Fund sells mortgage backed securities with a commitment to buy similar, but not identical, mortgage backed securities on a future date at a lower price. Normally, one or both securities involved are
TBA mortgage backed securities. Dollar rolls are subject to interest rate risks and credit risks.

Securities Lending

   The Funds (except the Money Market Funds) may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases.
Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

   The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

   Loans are subject to termination at the option of the Fund or the borrower.
The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

   Securities lending activities are subject to interest rate risks and credit risks.

Asset Coverage

   In order to secure its obligations in connection with derivatives contracts or special transactions, a Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

   The Funds may invest assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing their uninvested cash.
Any such investment by a Fund may be subject to duplicate expenses. However, the
Adviser will waive its investment advisory fee on assets invested in securities of other investment companies. The Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses.
The Funds may also invest in such securities directly.

Investment Ratings

   A nationally recognized rating service's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by S&P, MIG-1 or MIG-2 by Moody's, or
F-1+, F-1, or F-2 by Fitch Ratings ("Fitch") are all considered to be rated in one of the two highest short-term rating categories. The Cash Reserve Fund will follow applicable regulations in determining whether a security rated by more than one rating service can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two rating services in one of their two highest rating categories. See "Regulatory
Compliance."

   The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSRO. For example, the S&P, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and
BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

INVESTMENT RISKS

   There are many factors which may affect an investment in the Fund. A Fund's principal risks are described in the prospectus. Additional risk factors are outlined below.

Liquidity Risks

o  Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the
   Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o  Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o  OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Currency Risks

o  Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

o  The Adviser attempts to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Foreign Investing

o  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States.
   Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United
   States. Foreign companies may also receive less coverage than U.S companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.
   These factors may prevent a Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund's investments.

o  Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Risks Related To Hedging

   When a Fund uses financial futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the
Fund's portfolio. This may cause the futures contracts and any related options to react differently than the portfolio securities to market changes. In addition, a Fund's Adviser could be incorrect in its expectations about the direction or extent of market factors, such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options. When a Fund writes a call option, it retains the risk of a market decline in the price of the underlying security, but gives up the right to capital appreciation of that security above the "strike price" of the option.

   It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although a Fund's Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option at any particular time. The Funds' ability to establish and close out futures and options positions depends on this secondary market.

o  A Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the
   Fund's total assets, after taking into account the unrealized profits and losses on those contracts into which it has entered;

o     The Funds will not enter into these contracts for speculative purposes; and

o  Since the Funds do not constitute a commodity pool, they will not market as such, nor serve as vehicles for trading in the commodities futures or commodity options markets.

   In this regard, the Funds will disclose to all prospective investors the limitations on its futures and options transactions, and will make clear that these transactions are entered into only for bona fide hedging purposes or such other purposes permitted under regulations promulgated by the Commodity Futures
Trading Commission (CFTC). The Funds intend to claim an exclusion from registration as a commodity pool operator under the regulations promulgated by the CFTC. When a Fund purchases futures contracts or writes put options on futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits) or equal to the exercise price of the put options will be deposited in a segregated account with the Fund's custodian (or broker, if legally permitted)
to collateralize the position and thereby insure that the use of such futures contracts is unleveraged.

FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives and fundamental policies of the Funds may not be changed by the Board without shareholder approval.

o     Capital Appreciation Fund seeks to provide growth of capital and income;

o  Louisiana Municipal Income Fund seeks to provide current income which is generally exempt from federal regular income tax and the personal income taxes imposed by the state of Louisiana;

o     Mid Equity Cap Fund seeks total return;

o     Total Return Bond Fund seeks to maximize total return;

o     U.S. Government Income Fund seeks to provide current income;

o     Cash Reserve Fund seeks to provide current income consistent with stability of principal; and

o  U.S. Treasury Money Market Fund seeks to provide current income consistent with stability of principal and liquidity.

   As a matter of fundamental policy, the Louisiana Municipal Income Fund will invest its assets so that, under normal circumstances, at least 80% of its annual interest income is exempt from federal regular and Louisiana state income taxes or at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal regular and Louisiana state income taxes.

   As a matter of fundamental policy, the average maturity of the securities in
Cash Reserve Fund's portfolio, computed on a dollar-weighted basis, will be 120 days or less.

INVESTMENT LIMITATIONS

Diversification

   With respect to securities comprising 75% of the value of its total assets, a
Fund (except Louisiana Municipal Income Fund) will not purchase securities of any one issuer (other than cash; cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and
securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the
Fund would own more than 10% of the outstanding voting securities of that issuer.

Issuing Senior Securities and Borrowing Money

   A Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 ("1940
Act").

Concentration

   Capital Appreciation Fund and Mid Cap Equity Fund will not invest 25% or more of their respective total assets in securities of issuers having their principal business activities in the same industry. Total Return Bond Fund will not invest
25% or more of the value of its total assets in any one industry. However, investing in U.S. government obligations shall not be considered investments in any one industry. Cash Reserve Fund will not invest more than 25% of the value of its total assets in any one industry except commercial paper of finance companies. However, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry. With respect to securities comprising 75% of the value of its total assets, U.S.
Treasury Money Market Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. Treasury securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.
(For purposes of this limitation, U.S. Treasury Money Market Fund considers instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be
"cash items.")

Investing in Real Estate

   A Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. A
Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

   A Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting

   A Fund may not underwrite the securities of other issuers, except that the
Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

   A Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

   The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the
1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Buying on Margin

   A Fund will not purchase securities on margin provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.

Pledging Assets

   A Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Restricted and Illiquid Securities

   A Fund may invest in restricted securities. Restricted securities are any securities in which a Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Board certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Funds will limit their purchase, together with other illiquid securities to 15% (for the Money Market Funds, 10%) of their net assets.

Acquiring Securities

   Cash Reserve Fund will not acquire the voting securities of any issuer. It will not invest in securities of a company for the purpose of exercising control or management.

Investing in Other Investment Companies

   A Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted
that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Funds expect that investments in other investment companies may include shares of money market funds, including funds affiliated with the Funds' investment adviser.

Writing Covered Call Options and Purchasing Put Options

   Capital Appreciation Fund and Mid Cap Equity Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. A Fund will not purchase put options on securities, other than put options on stock indices, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's net assets would be invested in premiums on open put option positions.

   Total Return Bond Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio. The Fund will not write put or call options or purchase put or call options in excess of 5% of the value of its total assets.

   U.S. Government Income Fund will not write covered put and call options on securities unless the securities are held in the Fund's portfolio or unless the
Fund is entitled to them in deliverable form without further payment or after segregating cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities. The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio.

REGULATORY COMPLIANCE

   The Money Market Funds may follow non-fundamental operational policies that are more restrictive than the fundamental investment limitations, as set forth in the prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Funds will comply with the various requirements of Rule 2a-7
(the Rule), which regulates money market mutual funds. The Funds will determine the effective maturity of investments according to the Rule. The Funds may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

DETERMINING MARKET VALUE OF SECURITIES

   Market values of the Funds' (except the Money Market Funds) portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;

o for other fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

      Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

   The Board has decided that the best method for determining the value of the
Money Market Funds' portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the
Fund computed by dividing the annualized daily income on the Fund's portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

   The Money Market Funds' use of the amortized cost method of valuing portfolio instruments depends on their compliance with certain conditions in the Rule.
Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and a Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1%
between the two values. The Board will take any steps they consider appropriate
(such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

TRADING IN FOREIGN SECURITIES

   Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, a Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Occasionally, events that affect these values and exchange rates may occur between the times at which such securities are determined and the closing of the NYSE. Such events may materially affect the value of portfolio securities, or in certain cases, may affect the values of foreign securities more broadly. If a Fund determines that such events have significantly affected the value of the portfolio securities, these securities may be valued at their fair value as determined in accordance with procedures established by and under the general supervision of the Funds' Board.

WHAT DO SHARES COST?

   The Funds' (except the Money Market Funds) NAV per Share fluctuates and is based on the market value of all securities and other assets of the Funds.

   The NAV for Class A Shares and Class B Shares of Capital Appreciation Fund,
Louisiana Municipal Income Fund, and Mid Cap Equity Fund may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE

   You can reduce or eliminate the applicable front-end sales charge for the
Equity and Income Funds, as follows:

    Hibernia National Bank (HNB) or the Distributor must be notified by you in writing or by your financial institution in order to reduce or eliminate the sales charge.

Quantity Discounts

   Larger purchases of Class A Shares of Capital Appreciation Fund, Louisiana
Municipal Income Fund and Mid Cap Equity Fund and Shares of Total Return Bond
Fund or U.S. Government Income Fund reduce the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases

   If you make an additional purchase of Shares, you can count previous Share purchases still invested in a Fund in calculating the applicable sales charge on the additional purchase.

Concurrent Purchases

   You can combine concurrent purchases of Class A Shares of Capital
Appreciation Fund, Louisiana Municipal Income Fund and Mid Cap Equity Fund and
Shares of Total Return Bond Fund or U.S. Government Income Fund in calculating the applicable sales charge. The sales charge will be reduced after the purchase is confirmed.

Letter of Intent

   You can sign a Letter of Intent committing to purchase a certain amount of the Class A Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund
and Mid Cap Equity Fund and Shares of Total Return Bond Fund and U.S. Government
Income Fund within a 13-month period to combine such purchases in calculating the sales charge. The Funds' custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the
Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

Reinvestment Privilege

   You may reinvest, within 30 days (within 120 days for an IRA account), your
Share redemption proceeds at the next determined NAV without any sales charge.
HNB or the Distributor must be notified by you or your financial institutional in writing of the reinvestment in order to eliminate a sales charge. If you redeem your Shares in a Fund, there may be tax consequences.

Purchases by Affiliates of the Funds

   The following individuals may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

o     the Trust Division of HNB or other affiliates of HNB for funds which are held in a fiduciary, agency, custodial, or similar capacity;

o     Trustees/Directors and employees of the Trust, HNB, or their affiliates and the spouses, children, parents, and the parents of the spouse of any such person;

o     retired Trustees/Directors and retired employees of HNB, and the spouse, children, parents and the parents of the spouse of any such person;

o     any accounts for which such an employee serves in a fiduciary, agency, custodial, or similar capacity;

o     Trustees/Directors and employees of Edgewood Services, Inc. or its affiliates;

o     retired Trustees/Directors and retired employees of any bank or investment dealer who has a sales agreement with Edgewood Services, Inc.
   with regard to the Funds, and their spouses and children; and

o  investors who purchase Shares through The Personal Portfolio Manager(R), an investment program sponsored by Hibernia Investments, L.L.C. (HILLC) or other similar asset allocation programs made available through financial institutions who have established dealer agreements with Edgewood Services,
   Inc.

REDUCING OR ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE - CLASS B
SHARES

   These reductions or eliminations are offered because: no sales commissions have been advanced to the investment professional selling Shares; the shareholder has already paid a Contingent Deferred Sales Charge (CDSC); or
nominal sales efforts are associated with the original purchase of Shares.

   Upon notification to the Distributor or the Funds' transfer agent, no CDSC will be imposed on redemptions:

o     the portion of which is attributable to increases in the value of the account due to increases in the NAV per Share;

o     of Shares acquired through reinvestment of dividends and capital gains;

o     of Shares held for more than six years after the end of the calendar month of acquisition;

o     following the death or post-purchase disability, as defined in
  Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

o     representing minimum required distributions from an Individual
  Retirement Account or other retirement plan to a shareholder who has attained the age of  70 1/2; and

o     which are involuntary redemptions processed by a Fund because the accounts do not meet the minimum balance requirements.

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

o     Shares that are not subject to a CDSC; and

o Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

   The CDSC is then calculated using the share price at the time of purchase or redemption, whichever is lower.

Class B Shares Only

o     which are qualifying redemptions of Class B Shares under a Systematic
  Withdrawal Program.

HOW ARE THE FUNDS SOLD?

   Under the Distributor's Contract with the Fund, the Distributor
(Edgewood Services, Inc.) offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

   For sales of Class A Shares of Capital Appreciation Fund, Louisiana Municipal
Income Fund and Mid Cap Equity Fund and Shares of Total Return Bond Fund and
U.S. Government Income Fund, HNB and any authorized dealer will normally receive up to 100% of the applicable sales charge. Any portion of the sales charge which is not paid to HNB, HILLC or a dealer will be retained by the Distributor. For sales of Class B Shares of Capital Appreciation Fund, Mid Cap Equity Fund,
Louisiana Municipal Income Fund and Cash Reserve Fund, HILLC and any authorized dealer will normally receive up to 100% of the CDSC. Any portion of the sales charge or contingent deferred sales charge which is not paid to HNB, HILLC, or a dealer will be retained by the Distributor. However, the Distributor, in its
sole discretion, may uniformly offer to pay to HNB, HILLC or a dealer selling shares of the Funds, all or a portion of the sales charge or CDSC it normally retains. Such payments may, to the extent permitted by applicable laws, rules and regulations, take the form of cash or promotional incentives, such as payment of certain expenses of qualified employees and their spouses to attend informational meetings about the Funds or other special events at recreational facilities, or items of material value.

RULE 12B-1 PLAN

   As a reimbursement-type plan, the Rule 12b-1 Plan is designed to pay the
Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers)
for the provision of administrative services (such as the provision of office space, equipment, telephone facilities and various personnel, including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records, processing purchase and redemption transactions, and performing other services) and/or marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that a Fund's overall assets are maintained or increased. This may help a Fund achieve economies of scale, reduce per Share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Funds' service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund reimburses the Distributor only for those payments made to investment professionals up to the maximum Rule 12b-1 Plan fee. The Distributor may seek reimbursement in following years for any unreimbursed expenses permitted under the Plan. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

   For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

   The Plan provides that the Funds, except for Class B Shares of the Capital
Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash
Reserve Fund, may incur distribution expenses up to 0.25% of the average daily net assets of the Funds, annually, to reimburse the Distributor. Class B Shares of the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap
Equity Fund and Cash Reserve Fund may incur distribution expenses of up to 0.75%
of average daily net assets of the Class B Shares, annually, to reimburse the
Distributor. The Distributor may voluntarily choose to waive any portion of its fee and can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2004, the U.S. Treasury Money Market
Fund did not incur distribution services fees.

SHAREHOLDER SERVICES - CLASS B SHARES

   The Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap
Equity Fund and Cash Reserve Fund may pay Federated Shareholder Services
Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder
Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

   Investment professionals and financial institutions may be paid fees out of the assets of the Distributor, HILLC, HNB, or their affiliates (but not out of a
Fund's assets). The Distributor may be reimbursed by the Adviser or its affiliates.

   Investment professionals and financial institutions receive such fees for providing distribution-related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may, to the extent permitted by applicable laws, rules and regulations, be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the
Funds or other special events at recreational-type facilities, or items of material value.

   When an investment professional's customer purchases Shares, the investment professional may receive an amount up to 5.50% of the NAV of Class B Shares.

   When an investment professional sells Class A Shares of greater than
$1,000,000 but less than $3,000,000 in any one transaction, the investment professional may receive an amount up to 1% of the Class A Shares so purchased.
When an investment professional sells Class A Shares of greater than $3,000,000 but less than $7,000,000 in any one transaction, the investment professional may receive an amount up to 0.50% of the Class A Shares so purchased. When an investment professional sells Class A Shares of greater than $7,000,000 in any one transaction, the investment professional may receive an amount up to 0.25%
of the Class A Shares so purchased. When an advance commission is paid under this program, redemptions within 24 months of the applicable purchase will be subject to a 1.00% contingent deferred sales charge as disclosed in the prospectus.

EXCHANGING SECURITIES FOR SHARES

   You may contact the Distributor to request a purchase of Shares in exchange for securities you own with a value of at least $25,000. The Funds reserve the right to determine whether to accept your securities. A Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

REDEMPTION IN KIND

   Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds' portfolio securities.

   Because the Funds have elected to be governed by Rule 18f-1 under the 1940
Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

   Any Share redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

   Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

   Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Funds.

   In the unlikely event a shareholder is held personally liable for a Fund's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of a Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

   Each share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

   All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

   Trustees may be removed by the Board or by shareholders at a special meeting.
A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

 As of December 5, 2005, the following shareholders of each Fund owned of record, beneficially, or both, 5% or more of a Fund's outstanding Shares:

Hibernia Capital Appreciation Fund (Class A Shares)

   HIBILA, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 5,016,206 Class A Shares (38.65%); HIBSPEC, Marshall & Ilsley
Trust Co., Milwaukee, Wisconsin, owned approximately 2,868,512 Class A Shares
(22.10%); HIBFUND, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 1,618,934 Class A Shares (12.48%); and Hibernia National Bank,
Retirement Security Plan of Hibernia, New Orleans, Louisiana, owned approximately 2,145,204 Class A Shares (16.53%).

Hibernia Capital Appreciation Fund (Class B Shares)

   There were no shareholders of record who owned 5% or more of the Fund's Class
B Shares.

Hibernia Louisiana Municipal Income Fund (Class A Shares)

   HIBILA, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 2,895,912 Class A Shares (44.65%); HIBSPEC, Marshall & Ilsley
Trust Co., Milwaukee, Wisconsin, owned approximately 580,272 Class A Shares
(8.95%).

Hibernia Louisiana Municipal Income Fund (Class B Shares)

   Donaldson Lufkin Jenrette, Securities Corporation Inc., Jersey City, New
Jersey, owned approximately 45,959 Class B Shares (16.32%).

Hibernia Mid Cap Equity Fund (Class A Shares)

   HIBFUND, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 1,983,928 Class A Shares (27.22%); HIBSPEC, Marshall Ilsley Trust
Co., Milwaukee, Wisconsin, owned approximately 12,25,134 Class A Shares
(16.00%); Hibernia National Bank, Retirement Security Plan of Hibernia Corp.,
New Orleans, Louisiana, owned approximately 1,408,463 Class A Shares (19.33%);
and HIBILA, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 1,165,579 Class A Shares (15.99%).

Hibernia Mid Cap Equity Fund (Class B Shares)

   There were no shareholders of record who owned 5% or more of the Fund's Class
B Shares.

Hibernia Total Return Bond Fund

   HIBFUND, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 2,738,248 Shares (49.36%); Hibernia National Bank, Retirement
Security Plan of Hibernia., New Orleans, Louisiana, owned approximately 685,988
Shares (12.37%); HIBSPEC, Marshall Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 1,174,022 Shares (21.16%); HIBILA, Marshall & Ilsley Trust
Co., Milwaukee, Wisconsin, owned approximately 442,848 Shares (7.98%); and
Kenneburt & Co., Birmingham, Alabama, owned approximately 351,697 Shares
(6.34%).

Hibernia U.S. Government Income Fund

   HIBILA, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 2,283,998 Shares (32.85%); HIBSPEC, Marshall & Ilsley Trust
Co., Milwaukee, Wisconsin, owned approximately 2,036,789 Shares (29.29%);
HIBFUND, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 1,879,124 Shares (27.03%).

Hibernia Cash Reserve Fund (Class A Shares)

   HIBSPEC, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 100,412,616 Class A Shares (42.63%); and Hibernia National Bank
Retirement Security Plan of Hibernia, New Orleans, Louisiana, owned approximately 98,575,782 Class A Shares (41.86%).

Hibernia Cash Reserve Fund (Class B Shares)

   Donaldson Lufkin Jenrette, Securities Corporation Inc., Jersey City, New
Jersey, owned approximately 78,592 Class B Shares (19.99%); Hibernia National
Bank, New Orleans, Louisiana, owned approximately 173,535 Class B Shares
(44.15%); and Pershing LLC, Jersey City, New Jersey, owned approximately 42,588
Class B Shares (10.82%).

Hibernia U.S. Treasury Money Market Fund

   HIBSPEC, Marshall & Ilsley Trust Co., Milwaukee Wisconsin, owned approximately 162,811,872 Shares (76.10%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

FEDERAL INCOME TAX

   The Funds intend to meet requirements of Subchapter M of the Internal Revenue
Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to pay federal corporate income tax.

   Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the
Trust's other portfolios will be separate from those realized by a Fund.

   The Capital Appreciation Fund, Mid Cap Equity Fund, Total Return Bond Fund,
U.S. Government Income Fund and Cash Reserve Fund are entitled to a loss carry-forward, which may reduce the taxable income or gain that a Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS

   If the Capital Appreciation Fund, Mid Cap Equity Fund, Total Return Bond
Fund, or Cash Reserve Fund purchase foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

   Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis.
Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

   If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and a Fund may be
subject to federal income taxes upon disposition of PFIC investments.

   If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund would qualify for certain Code provisions that would allow its shareholders to claim a foreign tax credit or deduction on its U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

LOUISIANA MUNICIPAL INCOME FUND--ADDITIONAL TAX INFORMATION

   Shareholders are not required to pay federal regular income tax on any dividends received from Louisiana Municipal Income Fund that represent net interest on tax exempt municipal securities. However, under the Tax Reform Act of 1986, dividends representing net interest earned on some municipal securities may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

   The alternative minimum tax, equal to up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain
"tax-preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

   The Tax Reform Act of 1986 treats interest on certain "private activity"
bonds issued after August 7, 1986, as a tax-preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. Louisiana Municipal Income
Fund may purchase all types of municipal securities, including private activity bonds. Thus, in any tax year, a portion of the Fund's dividends may be treated as a tax-preference item.

   In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds may be subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's
"adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax-preference item.

   "Adjusted current earnings" is based upon the concept of a corporation's
"earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.

   Dividends of Louisiana Municipal Income Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

   These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

   Louisiana Taxes. Under existing Louisiana laws, distributions made by the
Fund are not subject to Louisiana income taxes provided that such distributions qualify as exempt-interest dividends, and represent interest from obligations which are issued by the state of Louisiana or any of its political subdivisions, which interest is exempt from federal income tax. Conversely, to the extent that distributions made by the Fund are attributable to other types of obligations, such distributions will be subject to Louisiana income taxes.

Other State and Local Taxes

   Income from Louisiana Municipal Income Fund is not necessarily free from state income taxes in states other than Louisiana or from personal property taxes. With respect to all the Funds, shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

BOARD OF TRUSTEES
   The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.
The following tables give information about the Independent Trustees and the senior officers of the Trust. Each Independent Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Independent Trustee is provided below and includes each person's: name, address, birth date, present position(s) held with the Trust, principal occupations for the past five years, other directorships held, and total compensation received as an Independent Trustee from the Trust for its most recent fiscal year. The Trust is comprised of seven portfolios.
Each Officer is elected annually.

   As of December 5, 2005, the Funds' Board and Officers as a group owned less than 1% of the outstanding Class A Shares and Class B Shares of
Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund
and Cash Reserve Fund and less than 1% of the outstanding Shares of Total Return
Bond Fund, U.S. Government Income Fund and U.S. Treasury Money Market Fund.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Arthur Rhew Dooley, Jr.          Principal Occupation: Chairman,
Birth Date: December 17, 1942    Dooley Tackaberry, Inc.                 $18,000
4047 Broadway                    (distributors and fabricators of
San Antonio, TX                  fire protection and safety
TRUSTEE                          equipment), 1967 to Present;
Began Serving: July 1999         Registered Professional Engineer
                                 (Inactive).

                                 Other Directorships Held:
                                 Director, Loop Cold Storage
                                 Company.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Teri G. Fontenot                 Principal Occupation: President         $18,000
Birth Date: June 16, 1953        and Chief Executive Officer of
18933 E. Pinnacle Circle         Woman's Hospital, Baton Rouge, LA.
Baton Rouge, LA
TRUSTEE                          Other Directorships Held: Past
Began Serving: June 2001         Chair of Louisiana Hospital
                                 Association; Federal Reserve Bank
                                 of Atlanta, Director; Committee
                                 of 100; Chair of Hospital Billing
                                 and Collection Services Board;
                                 National Institutes of Health,
                                 Advisory Committee on Research on
                                 Women's Health; Louisiana
                                 Research and Technology
                                 Foundation Executive Committee;
                                 American Hospital Association.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joe N. Averett, Jr.              Principal Occupation: Director of       $18,000
Birth Date: February 4, 1943     Penn Virginia Corporation.
11000 Seville Quarters
Shreveport, LA                   Previous Position: President of
TRUSTEE                          Crystal Gas Storage, Inc., a
Began Serving: June 2001         wholly owned subsidiary of El
                                 Paso Corporation (NYSE:EP).

                                 Other Directorships Held: Sci Port
                                 Discovery Center, Past Chairman and Current
                                 Director; Sci-Port Foundation, Director;
                                 Community Foundation of Shreveport-
                                 Bossier, Treasurer and Director; Committee
                                 of 100, Director; Louisiana State
                                 University in Shreveport Foundation, Past
                                 President and Current Director; Petroleum
                                 Club of Shreveport, Past President and
                                 Director; Caddo Public Education
                                 Foundation, past Chairman and Director; Red
                                 River Radio Network (affiliate of National
                                 Public Radio), past Director; First United
                                 Methodist Church of Shreveport, Past Member
                                 of Administrative Board and Finance
                                 Committee.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ernest E. Howard III             Principal Occupation: Retired.          $18,000
Birth Date: March 26, 1943
P.O. Box 55748                   Previous  Positions:  President and
Metairie, LA                     Chief   Executive   Officer  of  FM
TRUSTEE                          Properties,  predecessor to Stratus
Began Serving: March 2003        Properties,   Inc.  (NASDAQ:  STRS)
                                 and  Senior   Vice   President   of
                                 Freeport-McMoRan      Inc.      and
                                 Freeport-McMoRan  Copper & Gold
                                 Inc. (NYSE: FCX)

                                 Other      Directorships      Held:
                                 Director,      Superior      Energy
                                 Services, Inc.
--------------------------------------------------------------------------------
OFFICERS   (OFFICERS DO NOT RECEIVE ANY COMPENSATION
FROM THE FUNDS.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles L. Davis, Jr.            Principal Occupations: Vice                  $0
Birth Date: March 23, 1960       President, Managing Director of
1001 Liberty Avenue              Mutual Fund Services, Federated
Pittsburgh, PA                   Services Company; and President,
PRESIDENT AND ASSISTANT          Edgewood Services, Inc.
SECRETARY
Began Serving: December 2003     Previous Positions: President,
                                 Federated Clearing Services; and
                                 Director, Business Development,
                                 Mutual Fund Services, Federated
                                 Services Company.

--------------------------------------------------------------------------------
Donald P. Lee                    Principal Occupations:  Director,            $0
Birth Date: December 6, 1959     Private Client Group Risk
313 Carondelet Street, 3rd       Management, Hibernia National
Floor                            Bank.
New Orleans, LA
CHIEF COMPLIANCE OFFICER         Previous Positions:  Corporate
Began Serving: June 2004         Counsel, Hibernia National Bank
                                 2002- 2003; General Counsel and
                                 Corporate Secretary IBERIA BANK,
                                 1997-2001.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard J. Thomas                Principal Occupations: Principal             $0
Birth Date: June 17, 1954        Financial Officer and Treasurer
1001 Liberty Avenue              of the Federated Fund Complex;
Pittsburgh, PA                   Senior Vice President, Federated
TREASURER                        Administrative Services.
Began Serving: September 2002
                                 Previous Positions: Vice
                                 President, Federated
                                 Administrative Services; held
                                 various management positions
                                 within Funds Financial Services
                                 Division of Federated Investors,
                                 Inc.
--------------------------------------------------------------------------------
Gail C. Jones                    Principal Occupation:  Counsel,              $0
Birth Date: October 26, 1953     Reed Smith LLP.
1001 Liberty Avenue              Previous Positions: Corporate
Pittsburgh, PA                   Counsel (January 1997 to
SECRETARY                        September 2002) and Vice
Began Serving: October 2005      President January 1999 to
                                 September 2002 of Federated
                                 Services Company.
--------------------------------------------------------------------------------

COMMITTEES OF THE BOARD
                                                                                Meetings Held
  Board     Committee          Committee Functions                              During Last
  Committee Members                                                             Fiscal Year
---------------------------------------------------------------------------------------------

  Audit     Joe N.            The purposes of the Audit Committee are to             Two
            Averett, Jr.      oversee the accounting and financial
          ---------------     reporting process of the Funds, the Funds'
            Arthur Rhew       internal control over financial reporting,
            Dooley, Jr.       and the quality, integrity and independent
            Teri G.           registered public accounting firm of the
            Fontenot          Funds' financial statements.  The Committee
            Ernest E.         also oversees or assists the Board with the
            Howard III        oversight of compliance with legal
                              requirements relating to those matters, approves
                              the engagement and reviews the qualifications,
                              independence and performance of the Funds'
                              independent registered public accounting firm,
                              acts as a liaison between the independent
                              registered public accounting firm and the Board
                              and reviews the Funds' internal audit function.
----------------------------------------------------------------------------------------------
Nominating  Joe N.            The Nominating Committee, whose members               None
            Averett, Jr.      consist of all Independent Trustees, selects
            Arthur Rhew       and nominates persons for election to the
            Dooley, Jr.       Funds' Board when vacancies occur. The
            Teri G.           Committee will consider candidates
            Fontenot          recommended by shareholders, Independent
            Ernest E.         Trustees, officers or employees of any of the
            Howard III        Funds' agents or service providers and
                              counsel to the Funds. Any shareholder who desires
                              to have an individual considered for nomination by
                              the Committee must submit a recommendation in
                              writing to the Secretary of the Funds, at the
                              Funds' address appearing on the back cover of this
                              Statement of Additional Information. The
                              recommendation should include the name and address
                              of both the shareholder and the candidate and
                              detailed information concerning the candidate's
                              qualifications and experience. In identifying and
                              evaluating candidates for consideration, the
                              Committee shall consider such factors as it deems
                              appropriate. Those factors will ordinarily
                              include: integrity, intelligence, collegiality,
                              judgment, diversity, skill, business and other
                              experience, qualification as an "Independent
                              Trustee," the existence of material relationships
                              which may create the appearance of a lack of
                              independence, financial or accounting knowledge
                              and experience, and dedication and willingness to
                              devote the time and attention necessary to fulfill
                              Board responsibilities.
--------------------------------------------------------------------------------

BOARD OWNERSHIP OF SHARES IN THE HIBERNIA FUNDS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------
            (1)                          (2)                           (3)
                                                               Aggregate Dollar
                                                                Range of Equity
                                                              Securities in All
                                   Dollar Range of         Registered Investment
                                     Shares Owned          Companies Overseen by
      Name of Trustee             in a Hibernia Fund    Trustees in the Hibernia
                                                                 Funds

Joe N. Averett, Jr.                                              Over $100,000

  Louisiana Municipal               Over $100,000
  Income Fund

Arthur Rhew Dooley, Jr.                                           $1-$10,000

  Mid Cap Equity Fund                 $1-$10,000

Teri G. Fontenot                                               $50,001-$100,000

  Capital Appreciation Fund        $10,000-$50,000

  Mid Cap Equity Fund              $10,000-$50,000

Ernest E. Howard III                                                 NONE

INVESTMENT ADVISER

   The Adviser conducts investment research and makes investment decisions for the Funds. The Adviser receives a monthly investment advisory fee at annual rates equal to percentages of a Fund's average net assets.

   The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

   Because of the internal controls maintained by HNB to restrict the flow of non-public information, Fund investments are typically made without any knowledge of HNB's or its affiliates' lending relationships with an issuer.

   On November 16, 2005, Capital One Financial Corporation ("Capital One"),
acquired Hibernia Corporation, the parent company of the Funds' Adviser. The
Company is a diversified financial services company whose subsidiaries market a variety of financial products and services to consumers. The principal subsidiaries are Capital One Bank, which offers credit card products and deposit products, Capital One, F.S.B., which offers consumer and commercial lending and consumer deposit products, Capital One Auto Finance, Inc. which offers automobile and other motor vehicle financing products, and Hibernia National
Bank, which offers a variety of consumer lending and deposit products. Capital
One's subsidiaries collectively had 49.2 million accounts and $84.8 billion in managed loans outstanding as of September 30, 2005. Capital One is a Fortune 500
company and, through its subsidiaries, is one of the largest providers of
MasterCard and Visa credit cards in the world. Capital One trades on the New
York Stock Exchange under the symbol "COF" and is included in the S&P 500 index.

APPROVAL OF INVESTMENT ADVISORY CONTRACT

   As required by the 1940 Act, the Funds' Board has reviewed the Funds investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Funds' investment objectives and long term performance; the Adviser's management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Hibernia organization in addition to investment advisory services; and the Funds'
relationship to other funds in the Hibernia fund family.

   In assessing the Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Funds' operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the
Board recognizes that most shareholders have invested in the Funds on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Funds.

   The Board also considers the compensation and benefits received by the
Adviser. This includes fees received for services provided to the Funds by other entities in the Hibernia organization and research services received by the
Adviser from brokers that execute Fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser's compensation: the nature and quality of the services provided by the Adviser, including the performance of the Funds; the
Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Funds grow larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Funds; performance and expenses of comparable funds; and
the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Funds' Board is aware of these factors and takes them into account in its review of the Funds' advisory contract.

   The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Funds and working with
Hibernia on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Funds and the
Hibernia organization. Hibernia provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; a Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group"
funds), and comments on the reasons for performance; a Fund's expenses
(including the advisory fee itself and the overall expense structure of a Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading a Fund's portfolio securities; the nature and extent of the advisory and other services provided to a Fund by the
Adviser and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Hibernia are responding to them.

   The Board also receives financial information about Hibernia, including reports on the compensation and benefits Hibernia derives from its relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees received for providing other services to the Funds under separate contracts (e.g., for serving as the Funds' custodian). The reports also discuss any indirect benefit Hibernia may derive from its receipt of research services from brokers who execute fund trades.

   The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each Fund to the Hibernia family of funds, the Board does not approach consideration of every Fund's advisory contract as if that were the only Fund offered by Hibernia.

Portfolio Manager Information
The following information about the Funds' Portfolio Managers is provided as of the end of the Funds' most recently completed fiscal year, August 31, 2005.

Capital Appreciation Fund

                                             Total Number of Other
Other Accounts Managed by                      Accounts Managed/
Martin C. Sirera                                 Total Assets
                                 ----------------------------------------------
                                 ----------------------------------------------
Registered Investment                      1 fund / $128,479,388.53
Companies
Other Pooled Investment                                0
Vehicles
Other Accounts                          154 accounts / $432,544,306.71

Dollar value range of Shares owned in the Fund: $1,000 to $10,000.
-----------------------------------------------------------------------------

 Mid Cap Equity Fund

                                           Total Number of Other
Other Accounts Managed by                    Accounts Managed/
Martin C. Sirera                                Total Assets
                                 -------------------------------------------
                                 -------------------------------------------
Registered Investment                     1 fund / $249,470,105.99
Companies
Other Pooled Investment                              0
Vehicles
Other Accounts                         154 accounts / $432,544,306.71

Dollar value range of Shares owned in the Fund: $10,000 to $50,000.
-----------------------------------------------------------------------------

Total Return Bond Fund

                                           Total Number of Other
Other Accounts Managed by                    Accounts Managed/
Steven J. Knight                                Total Assets
                                 -------------------------------------------
                                 -------------------------------------------
Registered Investment                    4 funds / $486,471,856.48
Companies
Other Pooled Investment                              0
Vehicles
Other Accounts                        43 accounts / $1,074,261,167.16

Dollar value range of Shares owned in the Fund: None.
-----------------------------------------------------------------------------

Total Return Bond Fund

                                           Total Number of Other
Other Accounts Managed by                    Accounts Managed/
Gregory Francis                                 Total Assets
                                 -------------------------------------------
                                 -------------------------------------------
Registered Investment                    3 funds / $408,166,796.50
Companies
Other Pooled Investment                              0
Vehicles
Other Accounts                         24 accounts / $105,802,323.68

Dollar value range of Shares owned in the Fund: None.
-----------------------------------------------------------------------------

Total Return Bond Fund

                                           Total Number of Other
Other Accounts Managed by                    Accounts Managed/
Gilbert Braunig                                 Total Assets
                                 -------------------------------------------
                                 -------------------------------------------
Registered Investment                    3 funds / $408,166,796.50
Companies
Other Pooled Investment                              0
Vehicles
Other Accounts                               0 accounts / $0.00
Dollar value range of Shares owned in the Fund: None.
-----------------------------------------------------------------------------

Total Return Bond Fund

                                           Total Number of Other
Other Accounts Managed by                    Accounts Managed/
Paul Teten                                      Total Assets
                                 -------------------------------------------
                                 -------------------------------------------
Registered Investment                    4 funds / $486,471,856.48
Companies
Other Pooled Investment                              0
Vehicles
Other Accounts                         415 accounts / $551,731,171.33

Dollar value range of Shares owned in the Fund: None.
-----------------------------------------------------------------------------
U.S. Government Income Fund

                                           Total Number of Other
Other Accounts Managed by                    Accounts Managed/
Paul Teten                                      Total Assets
                                 -------------------------------------------
                                 -------------------------------------------
Registered Investment                    4 funds / $467,751,299.36
Companies
Other Pooled Investment                              0
Vehicles
Other Accounts                         415 accounts / $551,731,471.33
Dollar value range of Shares owned in the Fund: None.
-----------------------------------------------------------------------------

U.S. Government Income Fund

                                           Total Number of Other
Other Accounts Managed by                    Accounts Managed/
Steven J. Knight                                Total Assets
                                 -------------------------------------------
                                 -------------------------------------------
Registered Investment                    4 funds / $467,751,299.36
Companies
Other Pooled Investment                              0
Vehicles
Other Accounts                        43 accounts / $1,074,261,167.16

Dollar value range of Shares owned in the Fund:  None.
-----------------------------------------------------------------------------

U.S. Government Income Fund

                                           Total Number of Other
Other Accounts Managed by                    Accounts Managed/
Gregory Francis                                 Total Assets
                                 -------------------------------------------
                                 -------------------------------------------
Registered Investment                   3 account / $389,446,239.38
Companies
Other Pooled Investment                              0
Vehicles
Other Accounts                         24 accounts / $105,802,323.68

Dollar value range of Shares owned in the Fund: None.
-----------------------------------------------------------------------------

U.S. Government Income Fund

                                           Total Number of Other
Other Accounts Managed by                    Accounts Managed/
Gilbert Braunig                                 Total Assets
                                 -------------------------------------------
                                 -------------------------------------------
Registered Investment                    3 funds / $389,446,239.38
Companies
Other Pooled Investment                              0
Vehicles
Other Accounts                                0 accounts / $0
Dollar value range of Shares owned in the Fund:  None.
-----------------------------------------------------------------------------

Louisiana Municipal Income Fund

                                           Total Number of Other
Other Accounts Managed by                    Accounts Managed/
Steven J. Knight                                Total Assets
                                 -------------------------------------------
                                 -------------------------------------------
Registered Investment                    4 funds / $460,992.881.28
Companies
Other Pooled Investment                              0
Vehicles
Other Accounts                        43 accounts / $1,074,261,167.16

Dollar value range of Shares owned in the Fund: None.
-----------------------------------------------------------------------------

Louisiana Municipal Income Fund

                                           Total Number of Other
Other Accounts Managed by                    Accounts Managed/
Paul Teten                                      Total Assets
                                 -------------------------------------------
                                 -------------------------------------------
Registered Investment                    4 funds / $460,992.881.28
Companies
Other Pooled Investment                              0
Vehicles
Other Accounts                         415 accounts / $551,731,171.33
---------------------------------

Dollar value range of Shares owned in the Fund: None.
-----------------------------------------------------------------------------

Portfolio Managers receive a base salary which is based on national surveys of portfolio managers employed in a bank environment. The surveys measure the average level of base pay and total compensation, excluding any option-related compensation. Portfolio Managers have a base pay in the range of
86% to 115% of the surveys, and total compensation in the range of 78% to 122%
of amounts to the Portfolio Managers based on their ability to achieve above-benchmark and competitive peer group returns on their composite. Core
Equity composites and the S&P 400 Midcap Index is used for the Midcap Core
Equity composite. For fixed income composites, several benchmarks are used, depending on investment policy of the accounts in a composite. The Lehman
Brothers Aggregate Index is used for one composite, the Lehman Brothers
Intermediate Government Index is used for another. For any tax-exempt composite, the Lehman Brothers Municipal 5-Year Index is a commonly-used benchmark.
      Peer group comparisons are made with the PSN manager database maintained by Informa Financial Co., which collects and reports composite performance of separate accounts of many investment managers. In addition, it pays them based on the success of HNB Private Client Group in achieving its plan. There is no favoritism in the plan shown toward mutual fund performance versus composite performance. Portfolio Managers serving as fund managers have an equal incentive to strive for strong results in both areas.
      As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars").

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

   As required by Securities and Exchange Commission (SEC) rules, the Funds, their Adviser, and Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that a Fund could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   The Board has delegated to the Adviser authority to vote proxies on the securities held in the Funds' portfolios. The Board has also approved the
Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

   In general, the Adviser has determined that it is in the best interests of the Fund (and its shareholders) to vote shares so as to: promote the alignment of the interests of corporate management with the interests of its shareholders;
improve the accountability of corporate management to its shareholders; reward good performance by management; and approve proposals that the Adviser believes will result in financial rewards for the Fund (and its shareholders).

   The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the
Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

   On matters of corporate governance, generally the Adviser will vote for proposals to require independent tabulation of proxies and/or confidential voting by shareholders. The adviser will evaluate on a CASE-BY-CASE basis:
proposals to change a company's state of incorporation; shareholder proposals to redeem a company's poison pill; and management proposals to ratify a poison pill.

   On matters of capital structure, generally the Adviser will vote: against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights; and for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

   On matters relating to management compensation, generally the Adviser will vote on a CASE-BY-CASE basis. The method utilized in reviewing compensation plans primarily focuses on the transfer of shareholder wealth. Votes on compensation plans for directors are also determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

   On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value. The Adviser will vote proxies in contested elections of directors on a CASE-BY-CASE basis, based upon the: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees;
evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

   The Adviser shall review on a CASE-BY-CASE basis advance notice proposals, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Adviser will generally vote against proposals: giving the board exclusive authority to amend the bylaws; to restrict or prohibit shareholder ability to take action by written consent; and to restrict or prohibit shareholder ability to call special meetings. The Adviser will generally vote for proposals: giving the board the ability to amend the bylaws in addition to shareholders; to allow or make easier shareholder action by written consent; and that remove restrictions on the right of shareholders to act independently of management.

Proxy Voting Procedures

   The Adviser will exercise voting discretion under all shares unless voting discretion is specifically reserved for a Fund (and its shareholders) or assigned to a third party in the advisory contract. The Adviser has retained the services of Institutional Shareholder Services (ISS) to make recommendations as to each proxy vote. Additionally, Adviser has instructed ISS to vote each proxy in accordance with such recommendations absent a contrary instruction from the
Adviser with respect to any given proxy. To ensure that shares are voted in a consistent manner and in the best interests of the Fund (and its shareholders),
Adviser will cause all proxies to be voted pursuant to the specific directions contained in, and recommendations made by ISS pursuant to Adviser's Proxy Voting
Policy (Policy), as supplemented by the ISS Proxy Voting Manual, except in instances where the Adviser reasonably believes that a contrary vote would be in the best interests of the Fund (and its shareholders) in a given circumstance.

Conflicts of Interest

   The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interest of a Fund (and its shareholders) and those of the Adviser. To the extent that the interests of Adviser conflict with the interests of a Fund (and its shareholders), Adviser will cause proxies to be voted solely in furtherance of the interest of the Fund (and its shareholders); in those instances, Adviser will cause all proxies to be voted strictly in accordance with the recommendations of ISS determined pursuant to the Policy, without regard to
Adviser's actual or perceived interests.

Proxy Voting Report

      A report of how the Funds voted any such proxies during the most recent
12-month period ended June 30 is available through the Hibernia Funds website.
Go to www.Hiberniafunds.com. This report on "Form N-PX" is also available from the EDGAR database on the SEC's website at www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
  You can access summary portfolio composition information concerning each
Fund's portfolio holdings in the "Fund Information" section under the "Fund
Perfomance" pages of the Hibernia Funds website at www.Hiberniafunds.com. This information is prepared as of the end of each quarter, is posted on the website approximately 30 days after the end of the quarter, and remains there until replaced by the information for the succeeding quarter. The summary portfolio composition information may include the following types of information, but is subject to change: identification of the Funds' top ten holdings, and percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country, as applicable.
  In addition, the Funds' Annual and Semi-Annual report contains complete listings of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters. You may download copies at www.Hiberniafunds.com or request a copy by calling 1-800-999-0426. Each Fund also prepares a report on
Form N-Q of its portfolio holdings as of the end of the Funds' first and third fiscal quarters. Each of these fiscal quarter reports contains complete listings of each Fund's portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC's website at www.sec.gov, or you may request a copy by calling the Hibernia Funds at 1-800-999-0426.

BROKERAGE TRANSACTIONS

   When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). The
Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Funds' Board.

   Investment decisions for the Funds are made independently from those of other accounts managed by the Adviser. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the accounts in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit a Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by a Fund.

Research Services

   Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies;
receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates in advising other accounts.
To the extent that receipt of these services may replace services for which the
Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR

   Federated Administrative Services, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. Federated Administrative
Services provides these at the following annual rate of the average aggregate daily net assets of the Funds as specified below:

                                    Average Aggregate
--------------------                Daily Net Assets
Maximum                             of the Hibernia Funds
Administrative Fee
0.150 of 1%                         on the first $250 million
0.125 of 1%                         on the next $250 million
0.100 of 1%                         on the next $250 million
0.075 of 1%                         on assets in excess of $750 million

   The administrative fee received during any fiscal year shall be at least
$50,000 per portfolio, and $30,000 per each additional class of Shares.
Federated Administrative Services may voluntarily waive a portion of its fee and may reimburse the Funds for expenses.
-----------------------------------------------------------------------------

   Federated Administrative Services also provides, or causes the provision of, certain accounting and recordkeeping services with respect to the Funds'
portfolio investments for a fee based on each Fund's assets, plus out-of-pocket expenses.

CUSTODIAN

   Hibernia National Bank, New Orleans, Louisiana, is custodian for the securities and cash of the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

   Boston Financial Data Services, Inc., the Funds' registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The independent registered public accounting firm for the Trust, Ernst &
Young LLP, conducts its audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Funds'
financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUNDS FOR SERVICES

Capital Appreciation Fund
For the Year Ended August 31              2005           2004          2003
Advisory Fee Earned                    $1,907,666     $1,935,752    $1,686,771
Advisory Fee Reduction                     $0             $0            $0
Brokerage Commissions                   $260,328       $202,628      $253,734
Administrative Fee                      $300,250       $301,873      $262,364
12b-1 Fee
Class A Shares                          $608,580          --            --
Class B Shares                          $81,927           --            --
Shareholder Services Fee
Class B Shares                          $27,309           --            --

-----------------------------------------------------------------------------

Louisiana Municipal Income Fund
For the Year Ended August           2005                2004            2003
31
Advisory Fee Earned               $364,493            $385,181        $399,991
Advisory Fee Reduction            $197,821            $196,870        $204,440
Administrative Fee                $95,629             $100,084        $103,760
12b-1 Fee
Class A Shares                    $193,740               --             --
Class B Shares                    $26,269                --             --
Shareholder Services Fee
Class B Shares                     $8,757                --             --

-----------------------------------------------------------------------------

Mid Cap Equity Fund
For the Year Ended August           2005                 2004           2003
31
Advisory Fee Earned               $798,134             $530,979       $382,539
Advisory Fee Reduction               $0                   $0             $0
Brokerage Commissions             $134,272             $134,494        $61,423
Administrative Fee                $125,533             $82,839         $59,692
12b-1 Fee
Class A Shares                    $254,169                --             --
Class B Shares                    $35,627                 --             --
Shareholder Services Fee
Class B Shares                    $11,876                 --             --

-----------------------------------------------------------------------------
Total Return Bond Fund
For the Year Ended August           2005                2004           2003
31
Advisory Fee Earned               $375,975            $362,720       $336,438
Advisory Fee Reduction            $219,381            $207,269       $192,251
Administrative Fee                $63,405              $60,620        $56,102
12b-1 Fee                         $134,277               --             --

-----------------------------------------------------------------------------

U.S. Government Income Fund
For the Year Ended August           2005                2004            2003
31
Advisory Fee Earned               $337,875            $392,970        $399,199
Advisory Fee Reduction            $169,464            $183,386        $186,293
Administrative Fee                $88,651             $102,106        $103,541
12b-1 Fee                         $187,709            $130,990           --

-----------------------------------------------------------------------------

Cash Reserve Fund
For the Year Ended August           2005                 2004           2003
31
Advisory Fee Earned               $558,668             $688,116       $817,684
Advisory Fee Reduction            $383,086             $430,073       $511,052
Administrative Fee                $164,897             $201,139       $238,542
12b-1 Fee
Class A Shares                    $348,214                --             --
Class B Shares                     $2,861                 --             --
Shareholder Services Fee
Class B Shares                      $954                  --             --

-----------------------------------------------------------------------------

U.S. Treasury Money Market Fund
For the Year Ended August           2005                2004            2003
31
Advisory Fee Earned               $646,946            $676,112        $775,768
Administrative Fee                $190,616            $197,390        $226,150
-----------------------------------------------------------------------------

With respect to Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid
Cap Equity Fund, and Cash Reserve Fund, fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of
Shares.

HOW DO THE FUNDS MEASURE PERFORMANCE?

   The Funds may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

   Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities;
changes in interest rates; changes or differences in a Fund's or any class of
Shares' expenses; and various other factors.

   Share performance (except the Money Market Funds) fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Capital Appreciation Fund

Total returns for Class A Shares and Class B Shares are given for the one-year, five-year, ten-year and/or Start of Performance periods ended August
31, 2005.

                             1 Year         5 Years              10 Years
Class A Shares

Total Return
Before Taxes              8.35%          (3.66)%                   8.95%
After Taxes on
Distributions             7.29%          (4.13)%                   7.16%
After Taxes on
Distributions   and
Sale of Shares            6.74%          (3.20)%                   7.08%

-----------------------------------------------------------------------------
                                                      Start of Performance
                       1 Year          5 Years         on December 2, 1996
Class B Shares

Total Return
Before Taxes              7.06%       (3.82)%          6.11%

After Taxes on
Distributions             6.03%       (4.44)%          4.74%

After Taxes on
Distributions and
Sale of Shares            5.86%       (3.30)%          4.84%

-----------------------------------------------------------------------------

Louisiana Municipal Income Fund

Total returns for Class A Shares and Class B Shares are given for the one-year, five-year, ten-year and/or Start of Performance periods ended August
31, 2005.

Yield and Tax Equivalent Yield are given for the 30-day period ended August 31,
2005.

                         30-Day
                         Period        1 Year       5 Years        10 Years

Class A Shares
Total Return
Before Taxes                N/A        0.39%        4.89%            5.18%

After Taxes on
Distributions               N/A        0.35%        4.83%            5.09%

After Taxes on
Distributions and
Sale of Shares              N/A        1.90%        4.82%            5.09%

Yield                      3.39%        N/A          N/A              N/A

Tax Equivalent             5.75%        N/A          N/A              N/A
Yield

--------------------------------------------------------------------------------

                       30-Day                    Start of Performance
                       Period      1 Year        on November 15, 2001
Class B Shares

Total Return
Before Taxes             N/A       (2.85)%                  2.90%
After Taxes on
Distributions            N/A       (2.89)%                  2.85%
After Taxes on
Distributions and

Sale of Shares           N/A        0.67%                   2.99%

Yield                   2.65%        N/A                    N/A

Tax Equivalent          4.49%        N/A                    N/A
Yield

-----------------------------------------------------------------------------

Mid Cap Equity Fund
Total returns for Class A Shares and Class B Shares are given for the one-year, five-year, ten-year and/or Start of Performance periods ended August
31, 2005.

                                    1 Year      5 Years        10 Years
Class A Shares*

Total Return
Before Taxes                        22.35%       3.94%           9.80%

After Taxes on
Distributions                       21.45%       3.37%           9.39%

After Taxes on
Distributions and
Sale of Shares                      15.51%       3.17%           8.48%

-----------------------------------------------------------------------------
                                                            Start of Performance
                          1 Year           5 Years         on July 13, 1998
Class B Shares

Total Return
Before Taxes              23.01%              4.12%                3.62%
After Taxes on
Distributions             22.17%              3.57%               13.32%
After Taxes on
Distributions and
Sale of Shares             15.84%             3.33%               12.20% *

Hibernia Mid Cap Equity Fund, Class A Shares, is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for the period from 8/31/90 to 7/12/98 when the Fund commenced operation, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
-----------------------------------------------------------------------------

Total Return Bond Fund

Total returns are given for the one-year, five-year and ten-year periods ended August 31, 2005.

   Yield is given for the 30-day period ended August 31, 2005.

                              30-
                              Day        1 Year     5 Years       10 Years
                             Period
Total Return
Before Taxes                  N/A        0.25%       4.90%          5.08%

After Taxes on
Distributions                 N/A       (1.30)%      2.95%          2.89%

After Taxes on
Distributions and Sale of
Shares                        N/A        0.14%       2.99%          2.96%

Yield                        3.55%        N/A         N/A           N/A

-----------------------------------------------------------------------------

U.S. Government Income Fund

Total returns are given for the one-year, five-year and ten-year periods ended August 31, 2005.

   Yield is given for the 30-day period ended August 31, 2005.

                              30-
                              Day        1 Year     5 Years       10 Years
                             Period
Total Return
Before Taxes                  N/A       (0.93)%      4.83%         5.26%

After Taxes on                N/A       (2.44)%      2.95%         3.06%
Distributions

After Taxes on
Distributions and Sale of
Shares                        (0.62)%    2.98%       3.10%          N/A

Yield                          3.93%      N/A          N/A          N/A

-----------------------------------------------------------------------------

Cash Reserve Fund

Total returns for Class A Shares and Class B Shares are given for the one-year, five-year, ten-year and/or Start of Performance periods ended August
31, 2005.

   Yield and Effective Yield are given for the 7-day period ended August 31,
2005.

                          7-Day Period        1 Year     5 Years      10 Years
Class A Shares
Total Return                   N/A            1.97%       1.84%         3.27%
Yield                         2.98%            N/A         N/A           N/A
Effective Yield               3.02%            N/A         N/A           N/A

-----------------------------------------------------------------------------
                                                                      Start of
                                                                     Performance
                          7-Day Period        1 Year    5 Years  on September 4,
                                                                        1998
Class B Shares
Total Return                   N/A           (3.69)%     1.11%         2.16%
Yield                         2.83%            N/A        N/A           N/A
Effective Yield               2.87%            N/A        N/A           N/A

U.S. Treasury Money Market Fund

Total returns are given for the one-year, five-year and ten-year periods ended August 31, 2005.

   Yield and Effective Yield are given for the 7-day period ended August 31,
2005.

                          7-Day Period        1 Year    5 Years     10 Years
Total Return                   N/A            1.69%      1.73%        3.28%
Yield                         2.63%            N/A        N/A          N/A
Effective Yield               2.66%            N/A        N/A          N/A


TOTAL RETURN
-----------------------------------------------------------------------------
   Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

   The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD The yield of the Equity and
   Income Fund Shares is calculated by
dividing: (i) the net investment income per Share earned by the Shares over a
30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of Louisiana Municipal Income Fund Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming the maximum combined federal and state tax rate. The yield, effective yield and tax-equivalent yield do not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

   The yield of Money Market Fund Shares is based upon the seven days ending on the day of the calculation, called the "base period." This yield is calculated by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.

   The effective yield of Money Market Fund Shares is calculated by compounding the unannualized base-period return by: adding one to the base-period return, raising the sum to the 365/7th power; and subtracting one from the result. The tax-equivalent yield of the Louisiana Municipal Income Fund's Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming the maximum combined federal and state tax rate.

   To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

TAX EQUIVALENCY TABLE
   Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Louisiana
Municipal Income Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Louisiana
Municipal Income Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.

                              TAX EQUIVALENCY TABLE

                                   Taxable Yield Equivalent for 2005 State of Louisiana
Tax Bracket:
Combined
Federal              12.00%         21.00%             31.00%                34.00%                    39.00%        41.00%
& State
Joint                  $0     -    $14,601     -       $59,401       -      $119,951         -       $182,801 -        Over
----------------------------       $59,400            $119,950              $182,800                -----------------------
Return:             $14,600                                                                          $326,450      $326,450
Single                 $0     -     $7,301     -       $29,701       -       $71,951         -       $150,151 -        Over
----------------------------       $29,700             $71,950              $150,150                -----------------------
Return:              $7,300                                                                          $326,450      $326,450
   Tax-Exempt
---------------------------------------------------------------------------------------------------------------------------
     Yield                                                 Taxable Yield Equivalent
     0.50%           0.57%          0.63%               0.72%                 0.76%                     0.82%         0.85%
     1.00%           1.14%          1.27%               1.45%                 1.52%                     1.64%         1.69%
     1.50%           1.70%          1.90%               2.17%                 2.27%                     2.46%         2.54%
     2.00%           2.27%          2.53%               2.90%                 3.03%                     3.28%         3.39%
     2.50%           2.84%          3.16%               3.62%                 3.79%                     4.10%         4.24%
     3.00%           3.41%          3.80%               4.35%                 4.55%                     4.92%         5.08%
     3.50%           3.98%          4.43%               5.07%                 5.30%                     5.74%         5.93%
     4.00%           4.55%          5.06%               5.80%                 6.06%                     6.56%         6.78%
     4.50%           5.11%          5.70%               6.52%                 6.82%                     7.38%         7.63%
     5.00%           5.68%          6.33%               7.25%                 7.58%                     8.20%         8.47%
     5.50%           6.25%          6.96%               7.97%                 8.33%                     9.02%         9.32%
     6.00%           6.82%          7.59%               8.70%                 9.09%                     9.84%        10.17%
     6.50%           7.39%          8.23%               9.42%                 9.85%                    10.66%        11.02%
     7.00%           7.95%          8.86%              10.14%                10.61%                    11.48%        11.86%
     7.50%           8.52%          9.49%              10.87%                11.36%                    12.30%        12.71%
     8.00%           9.09%          10.13%             11.59%                12.12%                    13.11%        13.56%
     8.50%           9.66%          10.76%             12.32%                12.88%                    13.93%        14.41%
     9.00%           10.23%         11.39%             13.04%                13.64%                    14.75%        15.25%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.
-----------------------------------------------------------------------------
    Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o     references  to ratings,  rankings,  and financial  publications  and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Funds' returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment
  Company Institute.

   A Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

   A Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

   You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which a Fund uses in advertising may include:

oLipper, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the
Money Market Funds will quote the Lipper ranking in the "money market instruments funds" category in advertising and sales literature.

oBank Rate Monitor National Index, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are averages of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

oDow Jones Industrial Average ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries.
Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

oStandards & Poor's Daily Stock Price Index of 500 Common Stocks, a
composite index of common stocks in industry, transportation, and financial and public utility companies, compares total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestment of all dividends paid by a stock listed on the index.

oStandards & Poor's 400 Mid Cap Index is a capitalization weighted index of common stocks representing all major industries in the mid range of the U.S.
stock market.

oLehman Brothers Government/Corporate Total Index is compromised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S.
government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years.

Lehman Brothers 10-Year State General Obligations Bond Index is an unmanaged index comprised of state general obligation debt issues with maturity ranges between 9 and 11 years.

Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index,
Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total
return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers Intermediate Term Aggregate Index is an unmanaged index that tracks investment grade corporate and government bonds with maturities between one and ten years.

Citigroup AAA-AA Corporate Index calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.

Citigroup Broad Investment Grade Bond Index is an unmanaged market value weighted index composed of over 4,000 individually priced securities with a quality rating of at least BBB. Each issue has a minimum maturity of one year with an outstanding par amount of at least $25 million.

oMerrill Lynch Corporate & Government Master Index is an unmanaged index comprised of approximately 4,821 issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the
U.S. government or any agency thereof. These quality parameters are based on composite of rating assigned by Standard & Poor's and Moody's Investors
Service. Only notes and bonds with a minimum maturity of one year are included.

oMerrill Lynch Corporate Master Index is an unmanaged index comprised of approximately 4,356 corporate debt obligations rated BBB or better. These quality parameters are based on composites of ratings assigned by Standard &
Poor's and Moody's Investors Service. Only bonds with a minimum maturity of one year are included.

oCitigroup Broad Investment-Grade ("BIG") Bond Index is designed to provide the investment-grade bond manager with an all-inclusive universe of institutionally traded U.S. Treasury, agency, mortgage and corporate securities which can be used as a benchmark. The BIG Index is market capitalization-weighted and includes all fixed rate bonds with a maturity of one year or longer and a minimum of $50-million amount outstanding at entry ($200 million for mortgage coupons) and remain in the index until their amount falls below $25 million.

oMorningstar, Inc., an independent rating service , is the publisher of the bi-weekly Mutual Funds Values. Mutual Funds Values rates more than 1,000
NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

FINANCIAL INFORMATION

   The Financial Statements for the Funds for the fiscal year ended August 31,
2005, are incorporated herein by reference to the combined Annual Report to
Shareholders of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid
Cap Equity Fund, Total Return Bond Fund, U.S. Government Income Fund, Cash
Reserve Fund and U.S. Treasury Money Market Fund dated August 31, 2005.

INVESTMENT RATINGS

STANDARD & POOR'S MUNICIPAL BOND RATING DEFINITIONS AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's (S&P). Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payments of interest and/or repayment of principal is in arrears.

STANDARD & POOR'S SHORT-TERM MUNICIPAL OBLIGATION RATINGS An S&P note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBs) RATINGS
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

MOODY'S INVESTORS SERVICE, MUNICIPAL BOND RATING DEFINITIONS Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations,
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default of have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MOODY'S INVESTORS SERVICE, SHORT-TERM MUNICIPAL OBLIGATION RATINGS Moody's
Investor Service, Inc. (Moody's) short-term ratings are designated Moody's
Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MOODY'S INVESTORS SERVICE, SHORT-TERM DEBT RATING DEFINITIONS Prime-1 - Issuers
rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries.

- High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earning coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity

Prime-2 - Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Not Prime- Issuers rated Not Prime do not fall within any of the Prime rating categories.

VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBs) RATINGS
Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example,
Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS
P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.
Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness.
However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated
AAA by S&P or Aaa by Moody's. NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated
A by S&P or Moody's.

FITCH RATINGS SHORT-TERM DEBT RATING DEFINITIONS
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated
F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

MOODY'S INVESTORS SERVICE, COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o     Leading market positions in well-established industries;

o     High rates of return on funds employed;

o     Conservative capitalization structure with moderate reliance on debt and ample asset protection;

o     Broad margins in earning coverage of fixed financial charges and high internal cash generation; and

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS
A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

ADDRESSES

HIBERNIA CAPITAL APPRECIATION FUND - CLASS A SHARES AND CLASS B SHARES

HIBERNIA LOUISIANA MUNICIPAL INCOME FUND - CLASS A SHARES AND CLASS B SHARES

HIBERNIA MID CAP EQUITY FUND - CLASS A SHARES AND CLASS B SHARES

HIBERNIA TOTAL RETURN BOND FUND

HIBERNIA U.S. GOVERNMENT INCOME FUND

HIBERNIA CASH RESERVE FUND - CLASS A SHARES AND CLASS B SHARES

HIBERNIA U.S. TREASURY MONEY MARKET FUND

(PORTFOLIOS OF HIBERNIA FUNDS)

5800 Corporate Drive
Pittsburgh, PA 15237-7010

Distributor
Edgewood Services, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Hibernia Asset Management L.L.C.
Attention: Hibernia Funds
P.O. Box 61540 New Orleans, LA 70161

Custodian
Hibernia National Bank
Attention: Hibernia Funds
P.O. Box 61540 New Orleans, LA 70161

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

APPENDIX

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Funds:

CUSTODIAN
Hibernia National Bank

SECURITIES LENDING AGENT
None

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

LEGAL COUNSEL
Dickstein Shapiro Morin & Oshinsky, LLP
Reed Smith LLP

SERVICE PROVIDERS
Bloomberg
Factset
Institutional Shareholder Services, Inc.

SECURITY PRICING SERVICES
None

RATINGS AGENCIES
Fitch IBCA
Moody's Investor Service
Standard & Poor's

PERFORMANCE REPORTING/PUBLICATIONS
iMoneyNet, Inc.
Lipper
Morningstar
NASDAQ
Value Line
Wiesenberger/Thomson Financial

OTHER
Investment Company Institute

PART C.     OTHER INFORMATION.

Item 22.    Exhibits:
            --------

            (a)   (i)         Conformed copy of Declaration of Trust of the
                              Registrant; (5)
                  (ii)        Conformed copy of Amendment No. 7 of Articles
                              Supplementary; (11)
                  (iii)       Conformed copies of Amendments Nos. 8-10 of
                              Declaration of Trust of the Registrant; (15)
            (b)   (i)         Copy of By-Laws of the Registrant; (1)
                  (ii)        Copy of Amendment #1 to the By-Laws of the
                              Registrant;(12)
                  (iii)       Copy of Amendment #2 to the By-Laws of the
                              Registrant; (16)
            (c)   (i)         Copy of Specimen Certificate for Shares of
                              Beneficial Interest of the Registrant; (3)
                  (ii)        Copy of Specimen Certificates for
                              Shares of Beneficial Interest of
                              the Registrant;(5)
            (d)               (i) Conformed copy of Investment Advisory Contract
                              between Hibernia Asset Management LLC and the
                              Hibernia Funds; (18)
            (e)               (i) Conformed copy of Mutual Funds Sales and
                              Service Agreement among Federated Securities
                              Corp., Federated Shareholder Services and Hibernia
                              National Bank; (14)
                  (ii)        Conformed copy of Distributor's Contract of the
                              Registrant, including Exhibits A, B and
                              Amendments; (16)
            (f)               Not applicable;
            (g)   (i)         Conformed copy of Custodian
                              Agreement of the Registrant; (6)
                  (ii)        Copy of Schedule A to Custodian
                              Contract;(8)
                  (iii)       Amendment to Custodian Contract
                              between Hibernia Funds and Hibernia
                              National Bank; (14)
            (h)   (i)         Conformed copy of Agreement for Fund
                              Accounting Services, Administrative Services and
                              Transfer Agency Services; (14)
                  (ii)        Conformed copy of Amendment #1 to Exhibit 1 to the
                              Agreement for Fund Accounting Services,
                              Administrative Services and Transfer Agency
                              Services; (14)
                  (iii)       Conformed copy of Amendment #2 to Exhibit 1 and
                              Amendment to the Agreement for Fund Accounting,
                              Shareholder Recordkeeping, and Custody Services
                              Procurement; (16)
                  (iv)        Conformed copy of Amendment #3 to Agreement for
                              Fund Accounting Services, Administrative Services
                              and Transfer Agency Services; (17)
                  (v)         Conformed copy of Amendment #4 to Agreement for
                              Fund Accounting Services, Administrative Services
                              and Transfer Agency Services; (18)
                  (vi)        Conformed copy of Amendment #5 to Agreement for
                              Fund Accounting Services and Administrative
                              Services; (19)
                  (vii)       Conformed copy of Agreement for Transfer Agency
                              Services; (17) (viii) Conformed copy of Amendment
                              #1 to the Agreement for
                              Transfer Agency Services; (19)
                  (viii)      Conformed copy of Sub-Transfer
                              Agency Agreement; (14)
            (i)               Conformed copy of Opinion and
                              Consent of Counsel as to legality
                              of shares being registered;(7)
            (j)   (i)         Conformed copy of Opinion and Consent of
                              Special Counsel; (7)
                  (ii)        Conformed copy of Consent of Independent Auditors;
                              +
            (k)               Not applicable;
            (l)               Conformed copy of Initial Capital
                              Understanding; (7)
            (m)   (i)         Conformed copy of Distribution Plan; (5)
                  (ii)        Amendments No. 1-4 to Exhibit A of the
                              Distribution Plan; (10)
                  (iii)       Amendment No. 5 to Exhibit A to the Distribution
                              Plan; (14)
                  (iv)        Copy of Sales Agreement with Federated Securities
                              Corp.; (3)
                  (v)         Conformed copy of Shareholder Services Agreement;
                              (7)
                  (vi)        Conformed copy of Shareholder Services Agreement
                              and Exhibit A, for Class B Shares of Capital
                              Appreciation Fund; (8)
                  (vii)       Exhibit B Shareholder Services Agreement for Class
                              B Shares of Cash Reserve Fund and Mid-Cap Equity
                              Fund; (10)
                  (viii)      Exhibit C Shareholder Services
                              Agreement for Class B Shares of
                              Louisiana Municipal Income Fund; (14)
                  (ix)        Amendment No. 1 of the Rule 12b-1 Distribution
                              Plan of the Registrant; (16)
            (n)               (i) Conformed copy of Multiple Class Plan of the
                              Registrant; (7)
                  (ii)        Conformed copy of Exhibit B to the Multiple Class
                              Plan; (11)
                  (iii)       Conformed copy of Exhibit C to the Multiple Class
                              Plan; (14)
            (o)   (i)         Conformed copy of Power of Attorney; (14)
                  (ii)        Conformed copy of Power of Attorney of Treasurer
                              of the Hibernia Funds; (15)
                  (iii)       Conformed copy of Power of Attorney of President
                              and Trustee of the Hibernia Funds; (16)
            (p)   (i)         Copy of Code Of Ethics of Hibernia National
                              Bank, parent company of the Registrant's Adviser;
                              (17)
                  (ii)        Copy of Code of Ethics of Hibernia Funds; (13)
                  (iii)       Copy of Code of Ethics of Federated Investors,
                              Inc., parent company of Edgewood Services, Inc.,
                              Distributor of the Registrant, effective 1/1/05,
                              revised 1/26/05; (18)

Item 23.    Persons Controlled By or Under Common Control with the Funds:
            ------------------------------------------------------------

            None

Item 24.    Indemnification:  (1)
            ---------------

------------------------------------------------------------------
+     All exhibits have been filed electronically.

1.    Response is incorporated by reference to Registrant's Registration
      Statement on Form N-1A filed April 15, 1988.
      (File Nos. 33-21321 and 811-5536)
3.    Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 1 on Form N-1A filed April 27,
      1989.  (File Nos. 33-21321 and 811-5536)
5.    Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 11 filed October 28, 1993.
      (File Nos.  33-21321 and 811-5536)
6.    Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 12 filed December 28, 1994.
      (File Nos. 33-21321 and 811-5536)
7.    Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 15 filed October 28, 1996.
      (File Nos. 33-21321 and 811-5536)
8.    Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 17 filed October 22, 1997.
      (File Nos. 33-21321 and 811-5536)
10.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 20 filed March 25, 1998. (File
      Nos. 33-21321 and 811- 5536)
11.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 22 filed October 27, 1998.
      (File Nos. 33-21321 and 811-5536)
12.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 23 filed October 29, 1999.
      (File Nos. 33-21321 and 811-5536)
13.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 25 filed October 31, 2000.
      (File Nos. 33-21321 and 811-5536)
14.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 26 filed October 30, 2001.
      (File Nos. 33-21321 and 811-5536)
15.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 27 filed December 27, 2002.
      (File Nos. 33-21321 and 811-5536)
16.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 28 filed December 31, 2003.
      (File Nos. 33-21321 and 811-5536)
17.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 29 filed October 29, 2004.
      (File Nos. 33-21321 and 811-5536)
18.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 30 filed October 28, 2005.
      (File Nos. 33-21321 and 811-5536)
19.   Response is incorporated by reference to Registrant's Post-Effective
      Amendment No. 31 filed December 19, 2005.
      (File Nos. 33-21321 and 811-5536)

Item 25.    Business and Other Connections of Investment Adviser:
            ----------------------------------------------------

A.          Investment Adviser

            Hibernia Asst Management L.L.C. is a subsidiary of Hibernia National
            Bank ("Hibernia"), a national bank with its principal place of business at 313 Carondelet Street, New Orleans, Louisiana 70130.
            Through its subsidiaries and affiliates, Hibernia offers a full range of financial services to the public including commercial and consumer lending and depository services, cash management, retail banking, mortgage banking, brokerage, investment counseling, international banking, trust services, life and health insurance and property and casualty insurance. Hibernia is the largest publicly traded national banking company head-quartered in Louisiana, Texas,
            Oklahoma, Arkansas or Mississippi. Hibernia has more than $21 billion in assets and more than 300 locations in 34 Louisiana parishes and 34 Texas counties. As of September 30, 2005, the Funds'
            Adviser, had approximately $8.4 billion under administration of which it had investment discretion over approximately $4 billion.
            The executive officers and directors of the Adviser and any other business, profession, vocation or employment of a substantial nature in which each such officer and director is or has been engaged during the past two years is set forth below. Unless otherwise noted, the position listed under Other Business, Profession,
            Vocation or Employment is with Hibernia National Bank.

                                                Other Substantial
                        Position with           Business, Profession,
      Name              the Adviser             Vocation, Employment

E. R. Campbell          Chairman

Sidney W. Lassen        Vice Chairman

J. Herbert Boydstun     President, Chief
                        Executive Officer,
                        and Director

Cindy S. Collins        Executive Vice President and Chief
                        Regulatory Officer

Marsha M. Gassan        Senior Executive Vice President and
                        Chief Financial Officer

Russell S. Hoadley      Executive Vice President and
                        Chief Public Affairs Officer

Jan M. Macaluso         Executive Vice President and Controller

Randall E. Howard       President, Commercial Banking and
Director

Paul J. Bonitatibus     President, Consumer and Business Banking

Ron E. Samford, Jr.     Executive Vice President
                        and Chief Administrative Officer

Robert M. Kottler       Senior Executive Vice President and
                        Chief Sales Support Officer

Robert M. Stuart, Jr.   Senior Executive Vice President and
                        Chief Credit Officer

                               Board of Directors

E. R. Campbell           Sidney W. Lassen              William C. O'Malley
J. Herbert Boydstun      Elton R. King                 Robert T. Ratcliff
Janee Mercadel-Tucker    Richard W. Freeman, Jr.       Ray B. Nesbitt
Randall E. Howard        Paul Candies                  Dick H. Hearin

Item 27.    Principal Underwriters:
            -----------------------

            (a)   Edgewood  Services,   Inc.  the  Distributor  for
                  shares  of  the  Registrant,  acts  as  principal
                  underwriter    for   the    following    open-end
                  investment  companies,  including the Registrant:
                  BBH  Fund,  Inc.,  BBH  Trust,  Excelsior  Funds,
                  Inc., Excelsior  Institutional  Trust,  Excelsior
                  Tax-Exempt  Funds,  Inc.,   Hibernia  Funds,  The
                  Huntington   Funds,   Huntington  VA  Funds,  MTB
                  Group of Funds and WesMark Funds.

            (b)

         (1)                 (2)                          (3)
Name and Principal           Positions and Offices        Positions and Offices
Business Address             with Distributor             with Registrant

Charles L. Davis, Jr.         President,
5800 Corporate Drive          Edgewood Services, Inc.     President
Pittsburgh, PA 15237-7002

Thomas R. Donahue             Director and Executive      --
5800 Corporate Drive          Vice President,
Pittsburgh, PA 15237-7002     Edgewood Services, Inc.

Peter J. Germain              Director,                   --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

John B. Fisher                Director,
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

James F. Getz                 Director,                    --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Denis McAuley II              Director and Treasurer       --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Christine Johnston            Vice President,              --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

C. Todd Gibson                Secretary,                   --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Richard A. Novak              Assistant Treasurer,
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

      (c)   Not applicable

Item 27.    Location of Accounts and Records:
            --------------------------------

All accounts and records required to be maintained by Section 31(a) of the
Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant                          Reed Smith LLP
                                    Investment Management Group (IMG)
                                    Federated Investors Tower
                                    12th Floor
                                    1001 Liberty Avenue
                                    Pittsburgh, PA  15222-3779
                                    (Notices should be sent to the
                                    Agent for Service at above address)

                                    5800 Corporate Drive
                                    Pittsburgh, PA  15237-7010

Boston Financial Data Services Inc. P.O. Box 8600
("Transfer Agent and Dividend       Boston, MA 02266-8600
Disbursing Agent")

Federated Administrative            Federated Investors Tower
Services                            1001 Liberty Avenue
("Administrator")                   Pittsburgh, PA 15222-3779

Hibernia Asset Management L.L.C.    313 Carondelet Street
("Adviser")                         New Orleans, LA  70130

Hibernia National Bank              313 Carondelet Street
("Custodian")                       New Orleans, LA  70130

Item 28.    Management Services:  Not applicable.
            -------------------

Item 29.    Undertakings:
            ------------

            Registrant hereby undertakes to comply with the provisions of
            Section 16(c) of the 1940 Act with respect to the removal of
            Trustees and the calling of special shareholder meetings by shareholders.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant, HIBERNIA FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its
Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of
Pittsburgh and Commonwealth of Pennsylvania, on the 30th day of December 2005.

                                 HIBERNIA FUNDS

                              BY: /s/ Gail C. Jones
                                Gail C. Jones, Secretary
                                December 30, 2005

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

      NAME                          TITLE                 DATE
      ----                          -----                 ----

By:   /s/ Gail C. Jones         Attorney In Fact      December 30, 2005
SECRETARY                       For the Persons
                                Listed Below

      NAME                          TITLE

 Charles L. Davis, Jr.*         President
                                (Principal Executive Officer)

 Richard J. Thomas*             Treasurer
                                (Principal Financial Officer)

 Joe N. Averett, Jr.*           Trustee

 Arthur Rhew Dooley, Jr.*       Trustee

Teri G. Fontenot*               Trustee

Ernest E. Howard, III*          Trustee

 * By Power of Attorney